(As filed with the Securities and Exchange Commission on August 12, 2004)

SECURITIES ACT FILE NO. 333-

INVESTMENT COMPANY ACT FILE NO. 811-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO.
POST-EFFECTIVE AMENDMENT NO.

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO.

COAST CORE STRATEGIES FUND

(Exact Name of Registrant as Specified in its Charter)

2450 COLORADO AVENUE, SUITE 100

EAST TOWER

SANTA MONICA, CALIFORNIA 90404

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (310) 576-3500

CHRISTOPHER D. PETITT

CHIEF OPERATING OFFICER

COAST ASSET MANAGEMENT, LP

2450 COLORADO AVENUE, SUITE 100

EAST TOWER

SANTA MONICA, CALIFORNIA 90404

(Name and Address of Agent for Service)

COPY TO:	RONALD M. FEIMAN, ESQ. Mayer, Brown, Rowe & Maw LLP 1675 Broadway New York, New York 10019

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. Interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the “1933 Act”), and will be issued solely in private placement transactions which do not involve any “public offering” within the meaning of Section 4(2) of the 1933 Act. Investments in Registrant may only be made by individuals or entities which are “accredited investors” within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any interests in Registrant.

[CROSS REFERENCE SHEET]

Item Number	Caption	Location in Registration Statement

1.	Outside Front Cover Page	Outside Front Cover Page

2.	Inside Front and Outside Back Cover Page	Inside Front and Outside Back Cover Page

3.	Fee Table and Synopsis	Summary; Management of the Fund and Fees; Fund Expenses

4.	Financial Highlights	Not Applicable

5.	Plan of Distribution	Placement Agents

6.	Selling Shareholders	Not Applicable

7.	Use of Proceeds	Use of Proceeds

8.	General Description of the Registrant	Outside Front Cover Page; Investment Objective and Principal Strategies; Risk Factors

9.	Management	Management of the Fund and Fees; Use of Proceeds

10.	Capital Stock, Long-Term Debt, and Other Securities	Distribution Policy; Taxes

11.	Defaults and Arrears on Senior Securities	Not Applicable

12.	Legal Proceedings	Not Applicable

13.	Table of Contents of the Statement of Additional Information	Not Applicable

14.	Cover Page of SAI	Not Applicable

15.	Table of Contents of SAI	Not Applicable

16.	General Information and History	Not Applicable

17.	Investment Objective and Policies	Investment Objective and Principal Strategies

18.	Management	Management of the Fund and Fees; Board of Trustees, Officers

19	Control Persons and Principal Holders of Securities	Board of Trustees, Officers; Share Ownership

20.	Investment Advisory and Other Services	Investment Management Services

21.	Brokerage Allocation and Other Practices	Conflicts of Interests; Brokerage

22.	Tax Status	Tax Aspects

23.	Financial Statements	Financial Statements

CONFIDENTIAL MEMORANDUM	Dated , 2004

Coast Core Strategies Fund

Shares of Beneficial Interest

$1,000.00 per Share

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY UPON THEIR OWN EXAMINATION OF COAST CORE STRATEGIES FUND AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SHARES (“SHARES”) OF COAST CORE STRATEGIES FUND HAVE NOT BEEN REGISTERED WITH OR APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER FEDERAL OR STATE GOVERNMENTAL AGENCY OR REGULATORY AUTHORITY OR ANY NATIONAL SECURITIES EXCHANGE. NO AGENCY, AUTHORITY OR EXCHANGE HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS CONFIDENTIAL MEMORANDUM OR THE MERITS OF AN INVESTMENT IN THE INTERESTS OF COAST CORE STRATEGIES FUND OFFERED HEREBY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TO ALL INVESTORS

INTERESTS ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. INTERESTS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, AND ARE NOT GUARANTEED BY ANY BANK. INTERESTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE FULL AMOUNT INVESTED.

INTERESTS IN COAST CORE STRATEGIES FUND WHICH ARE DESCRIBED IN THIS CONFIDENTIAL MEMORANDUM, HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE OFFERING CONTEMPLATED BY THIS CONFIDENTIAL MEMORANDUM WILL BE MADE IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, FOR OFFERS AND SALES OF SECURITIES WHICH DO NOT INVOLVE ANY PUBLIC OFFERING, AND ANALOGOUS EXEMPTIONS UNDER STATE SECURITIES LAWS.

THIS CONFIDENTIAL MEMORANDUM SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF SHARES OF COAST CORE STRATEGIES FUND IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE IS NOT AUTHORIZED OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER, SOLICITATION OR SALE. NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS CONCERNING COAST CORE STRATEGIES FUND THAT ARE INCONSISTENT WITH THOSE CONTAINED IN THIS CONFIDENTIAL MEMORANDUM. PROSPECTIVE INVESTORS SHOULD NOT RELY ON ANY INFORMATION NOT CONTAINED IN THIS CONFIDENTIAL MEMORANDUM OR THE EXHIBITS HERETO.

THIS CONFIDENTIAL MEMORANDUM IS INTENDED SOLELY FOR THE USE OF THE PERSON TO WHOM IT HAS BEEN DELIVERED FOR THE PURPOSE OF EVALUATING A POSSIBLE INVESTMENT BY THE RECIPIENT IN THE SHARES DESCRIBED HEREIN, AND IS NOT TO BE REPRODUCED OR DISTRIBUTED TO ANY OTHER PERSONS (OTHER THAN PROFESSIONAL ADVISORS OF THE PROSPECTIVE INVESTOR RECEIVING THIS DOCUMENT).

PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS CONFIDENTIAL MEMORANDUM AS LEGAL, TAX OR FINANCIAL ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT HIS OR HER OWN PROFESSIONAL ADVISORS AS TO THE LEGAL, TAX, FINANCIAL OR OTHER MATTERS RELEVANT TO THE SUITABILITY OF AN INVESTMENT IN COAST CORE STRATEGIES FUND FOR SUCH INVESTOR.

THESE SECURITIES ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE DECLARATION OF TRUST OF COAST CORE STRATEGIES FUND, THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR UP TO TWO (2) YEARS FROM THE DATE THAT A REPURCHASE REQUEST HAS BEEN MADE BY AN INVESTOR.

FOR GEORGIA RESIDENTS ONLY

THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

Investment Objectives. Coast Core Strategies Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. The Fund is comprised of two series: the Core Strategies Series and the Core Strategies Low Volatility Series. Unless otherwise stated, references herein to the “Fund” comprise a reference to both the Core Strategies Series and the Core Strategies Low Volatility Series. The Fund’s investment objective is to achieve capital appreciation primarily through the relative value trading of the trading advisors (“Advisors”) selected by Coast Asset Management L.P., the investment manager of the Fund (the “Investment Manager”).

Investment Portfolio. The Fund was formed to allow sophisticated investors to participate in a professionally managed portfolio of investments. In addition to selecting outside Advisors, the Investment Manager acts as an Advisor through the investment of a portion of the Fund’s assets in a separate account or one or more funds managed by the Investment Manager (to the extent permitted by law or to the extent that the Investment Manager obtains an order from the SEC permitting it to do so). The Investment Manager will not charge the Fund any fees with respect to any of the Fund’s assets that are invested in one or more funds managed by the Investment Manager. Generally, the Investment Manager intends to select Advisors utilizing primarily market neutral or relative value trading and investing strategies. However, the Investment Manager may also retain Advisors who utilize other strategies. With respect to any portion of the Fund’s assets that the Investment Manager manages in a separate account or invests in one or more funds managed by it, the Investment Manager intends to manage such assets in accordance with the overall investment objectives of the Fund.

The Investment Manager believes that the objective of achieving high rates of return while controlling risks can be achieved with diversified asset management utilizing a number of independent Advisors that collectively employ widely diversified investment strategies and engage in such techniques as fundamental analysis and statistical and quantitative models. The Investment Manager pursues the Fund’s objective by investing the Fund’s assets with each Advisor either by becoming a participant in an investment vehicle operated by the Advisor (an “Advisor Fund”) or by placing assets in an account directly managed by the Advisor. These investments may be accomplished in various ways including direct investments and indirect investments such as through derivative transactions including swaps and options. Although it is not required to do so, the Investment Manager anticipates that the Fund will typically utilize at least 20 different Advisors, but the Investment Manager could utilize a significantly higher or lower number of Advisors. The Investment Manager is responsible for determining the amount of assets to be allocated to each Advisor and for reallocating assets among new and existing Advisors.

The Fund may invest in a wide range of U.S. and non-U.S. equity and debt securities, commodities and other financial and investment interests, including, without limitation, securities and other financial instruments issued or guaranteed by the U.S. government or federal agency or instrumentality, or by a non-U.S. government, agency or instrumentality, such other financial instruments including floating rate instruments, equity interests (including common and preferred stock, warrants, options, convertible stock and restricted securities), other asset backed securities collateralized by high yield bank loans and bonds, individual collateralized high yield bank loans, corporate debt instruments (including convertible debt instruments), repurchase and reverse repurchase agreements, securities lending agreements, futures contracts, spot and forward contracts, options, swaps, and hybrid, synthetic and derivative instruments.

The Fund’s performance is dependent upon the aggregate performance of the Advisors and the allocation of Fund assets among the Advisors, as well as the individual selection of securities and commodities and the investment allocations made by the Advisors.

Lack of Trading Market. The Shares will not be listed on any securities exchange, and there is no assurance that any secondary market will develop for the Shares.

Restrictions on Transfer. The Shares may not be transferred without first obtaining the consent of the Fund, and may not be transferred unless the transfer meets the relevant provisions of the Declaration of Trust of the Fund. Transferees must meet the eligibility requirements applicable to investors at the time of transfer, e.g., they must be “Qualified Clients,” as defined herein.

Investing in the Shares of the Fund involves a high degree of risk. See “Risk Factors” beginning on page 9.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS CONFIDENTIAL MEMORANDUM IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE INVESTMENT MANAGER (AS SUCH TERM IS DEFINED IN THE CONFIDENTIAL MEMORANDUM) HAS CLAIMED AN EXCLUSION FROM THE DEFINITION OF THE TERM “COMMODITY POOL OPERATOR” UNDER THE COMMODITY EXCHANGE ACT, AS AMENDED (THE “CEA”) AND, THEREFORE, IS NOT SUBJECT TO REGISTRATION AS A POOL OPERATOR UNDER THE CEA.

Placement Agent. Coast Asset Securities, LLC acts as the non-exclusive placement agent for the Fund, without special compensation from the Fund, and will bear its own costs associated with its activities as placement agent. The Trustees may terminate Coast Asset Securities, LLC as placement agent upon 30 days’ prior written notice. Coast Asset Securities, LLC (subject to the approval of the Trustees) may delegate any of its duties, functions or powers as placement agent to unaffiliated third-parties to act as sub-placement agents for the Fund. The Fund will pay a shareholder servicing fee to each placement agent that is not affiliated with the Fund and that has entered into a shareholder servicing agreement with the Fund at the initial annual rate of 0.50% of the net asset value of the outstanding Shares owned by customers of such placement agent. The Fund may also pay a shareholder servicing fee to affiliated placement agents, but only if such fees will be used to pay unaffiliated sub-placement agents. Coast Asset Securities, LLC has entered into a shareholder servicing agreement with the Fund.

Investor Qualifications and Purchase Terms. Shares are generally offered only to investors who have a net worth of more than $1,500,000 (for natural persons) or total assets in excess of $5,000,000 (for companies), and who otherwise meet the investor qualification standards. The minimum initial investment is $100,000 and the minimum additional investment is $50,000. In connection with initial and additional investments, an investor’s broker may impose a sales charge of up to 3% of the purchase price. Prospective investors will be required to complete a Subscription Agreement, attached hereto as Exhibit A, in order to acquire Shares. See “Investor Qualifications.”

Investment Manager. Coast Asset Management L.P. (the “Investment Manager”), serves as the Fund’s investment manager and provides day-to-day investment management services to the Fund. As part of a corporate restructuring, Coast Asset Management L.P. acquired all the assets and liabilities, and succeeded to the business of Coast Asset Management Corporation, a Delaware corporation formed in March 1991 (throughout this Confidential Memorandum, Coast Asset Management L.P. and its predecessor shall be referred to as the “Investment Manager”). The Investment Manager’s main business address is 2450 Colorado Avenue, Suite 100, East Tower, Santa Monica, California 90404, Telephone 310-576-3500, Facsimile 310-576-3512. The Member Manager of the Investment Manager is registered with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator and commodity trading advisor under the Commodity Exchange Act as amended (the “CE Act”), and is a member of the National Futures Association (the “NFA”) in such capacities. The Investment Manager is also registered as an investment adviser with the Securities and Exchange Commission (the “SEC”)

under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of December 31, 2003, the Investment Manager had in excess of $13.6 million of assets under management.

The Investment Manager will have responsibility for selecting Advisors and determining the portion of the Fund’s assets to be allocated to each Advisor. It will consider various criteria in selecting Advisors, including among others: the historical investment performance of the Advisor; its reputation and experience; the effectiveness of its risk management systems; its adherence to its stated investment philosophy; the quality and stability of the Advisor’s organization; and whether key personnel of the Advisor have substantial investments in the Advisor’s investment program.

Management Fee. The Fund will pay the Investment Manager a management fee at an annual rate of 1.0% of the aggregate value of outstanding Shares determined as of the last day of the month.

Performance Allocation. The Investment Manager is allocated a Performance Allocation equal to 15% of the amount by which new net appreciation (both realized and unrealized) with respect to each series in a class of Shares exceeds the annualized average three month U.S. Treasury bill yield. The Performance Allocation is made on a “peak-to-peak” basis, which means that the Performance Allocation is made only with respect to “new” net appreciation. If the Fund has a net loss with respect to a Series in any period followed by a net profit, no Performance Allocation will be made with respect to such subsequent appreciation until such net loss has been recovered. See “Management of the Fund and Fees” for the details of such calculations.

Borrowing; Use of Leverage.

Core Strategies Series

The Core Strategies Series leverages its investments with the Advisors by “borrowing” money to the extent permitted by the 1940 Act. The Fund is not permitted to borrow for any purposes if, immediately after such borrowing, it would have an asset coverage (as defined in the 1940 Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The 1940 Act also provides that the Fund may not declare distributions, or purchase its stock (including repurchase offers) if, immediately after doing so, it will have an asset coverage of less than 300% or 200%, as applicable. For this purpose, the asset coverage (that is, total assets including borrowings, less liabilities excluding borrowings) requirements mean that the Fund’s total assets equal 300% or 200%, as applicable, of the total outstanding principal balance of indebtedness. (By way of example, if a shareholder invested $100 in a particular Series, the Fund may borrow up to $50 with respect to that Series). In addition, the strategies implemented by the Advisors typically are leveraged. The use of leverage increases both risk and profit potential. The Investment Manager may use various methods to leverage investments including (i) borrowings, (ii) swap agreements or other derivative instruments, (iii) employing certain Advisors (many of which trade on margin and do not generally need additional capital in order to increase the level of the positions they acquire for it) to trade notional equity in excess of the equity actually available in their accounts or (iv) a combination of these methods. Currently, a combination of these methods are employed to leverage the Core Strategies Series’ investments.

Core Strategies Low Volatility Series

The Core Strategies Low Volatility Series generally will not leverage its investments, although strategies implemented by the Advisors typically are leveraged. Although the Core Strategies Low Volatility Series generally will not leverage its investments, if the Core Strategies Low Volatility Series experiences a liquidity shortfall or if the Investment Manager otherwise determines that it is in the best interest of the Core Strategies Low Volatility Series, the Core Strategies Low Volatility Series may “borrow,” on a temporary basis, up to approximately 30 cents for each dollar of equity.

v

Repurchase Offers. In order to provide a limited degree of liquidity to shareholders, the Fund intends to make quarterly offers to repurchase up to 5% of its outstanding Shares at their net asset value. Tendering shareholders may not have all of their tendered Shares repurchased by the Fund. The Fund intends to commence its first quarterly repurchase offer in January 2005, and effect such repurchases as of the last business day of March 2005. See “Repurchase Offers.”

Additional Sales of Shares. The Fund may, at some time in the future, conduct additional sales of its Shares at a price not to exceed the Shares’ net asset value to existing shareholders of the Fund who continue to be Qualified Investors. Such sales may include quarterly sales of Shares offered under this Confidential Memorandum and then subsequently repurchased by the Fund as provided herein. Such sales will not commence until the Fund has invested a substantial portion of the proceeds from this offering.

This Confidential Memorandum concisely provides the information that a prospective investor should know about the Fund before investing. Shareholders are advised to read this Confidential Memorandum carefully and to retain it for future reference.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Shareholders should rely only on the information contained in this Registration Statement. The Fund has not authorized anyone to provide shareholders with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. Shareholders should not assume that the information provided by this Confidential Memorandum is accurate as of any date other than the date on the front of this Confidential Memorandum.

SUMMARY

This is only a summary. This summary may not contain all of the information that shareholders should consider before investing in the Fund. Shareholders should review the more detailed information contained in this Confidential Memorandum dated [●, 2004] that has been filed with the Securities and Exchange Commission (the “SEC”), especially the information set forth under the heading “Risk Factors.”

The Fund and Shares of the Fund	Coast Core Strategies Fund (the “Fund”) is a closed-end, management investment company, organized as a Massachusetts business trust on June 29, 2004. The Fund is non-diversified. That means that under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is not limited in the amount of assets that it may invest in any single issuer of securities. However, the Fund intends to diversify its assets to the extent required under the Internal Revenue Code so that it can qualify as a “regulated investment company” for Federal tax purposes. As such, an investment may be suitable for certain tax-exempt investors. See “ERISA Considerations.”

The Fund will offer its Shares in two Series, each representing a separate portfolio (although the investment objective and strategies of the two Series are the same and the Investment Manager intends to invest in the same portfolio assets for each Series. The Core Strategies Series will leverage its investments by “borrowing” money in amounts up to the asset coverage limits of the 1940 Act of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. See “Borrowing; Use of Leverage.” The Core Strategies Low Volatility Series will not, as a general rule, leverage its investments (although strategies implemented by the Advisors typically are leveraged). Because of the use of leverage, the Fund would not be suitable for charitable remainder trusts.

Investment Objective and Strategy	The Fund’s investment objective is to achieve capital appreciation primarily through the relative value trading of the trading advisors (“Advisors”) selected by Coast Asset Management L.P., the investment manager of the Fund (the “Investment Manager”). In addition to selecting outside Advisors, the Investment Manager acts as an Advisor through the investment of a portion of the Fund’s assets in a separate account or one or more funds managed by the Investment Manager (to the extent permitted by law or to the extent that the Investment Manager obtains an order from the SEC permitting it to do so). The Investment Manager will not charge the Fund any fees with respect to any of the Fund’s assets that are invested in one or more funds managed by the Investment Manager.

Generally, the Investment Manager intends to select Advisors utilizing primarily market neutral or relative value trading and investing strategies. However, the Investment Manager may also retain Advisors who utilize other strategies. With respect to any portion of the Fund’s assets that the Investment Manager manages in a separate account or invests in one or more funds managed by it, the Investment Manager intends to manage such assets in accordance with the overall investment objectives of the Fund.

The Investment Manager believes that the objective of achieving high rates of return while controlling risks can be achieved with diversified asset management utilizing a number of independent Advisors that collectively employ widely diversified investment strategies and engage in such techniques as fundamental analysis and statistical and quantitative models. The Investment Manager pursues the Fund’s objective by investing the Fund’s assets with each Advisor either by becoming a participant in an investment vehicle operated by the Advisor (an “Advisor Fund”) or by placing assets in an account directly managed by the Advisor. These investments may be accomplished in various ways including direct investments and indirect investments such as through derivative transactions including swaps and options. Although it is not required to do so, the Investment Manager anticipates that the Fund will typically utilize at least 20 different Advisors, but the Investment Manager could utilize a significantly higher or lower number of Advisors. The Investment Manager is responsible for determining the amount of assets to be allocated to each Advisor and for reallocating assets among new and existing Advisors.

The Fund may invest in a wide range of U.S. and non-U.S. equity and debt securities, commodities and other financial and investment interests, including, without limitation, U.S. and non-U.S. government and U.S. federal agency or instrumentality issued or guaranteed securities, floating rate instruments, equity interests (including common and preferred stock, warrants, options, convertible stock and restricted securities), other asset backed securities collateralized by high yield bank loans and bonds, individual collateralized high yield bank loans, corporate debt instruments (including convertible debt instruments), as well as repurchase and reverse repurchase agreements, securities lending agreements, futures contracts, spot and forward contracts, options, swaps, and hybrid, synthetic and derivative instruments.

The Investment Manager	Coast Asset Management L.P. (the “Investment Manager”) serves as the Fund’s investment manager and provides day-to-day investment management services to the Fund. As part of a corporate restructuring, Coast Asset Management L.P. acquired all the assets and liabilities, and succeeded to the business of Coast Asset Management Corporation, a Delaware corporation formed in March 1991 (throughout this Confidential Memorandum, Coast Asset Management L.P. and its predecessor shall be referred to as the “Investment Manager”). The Investment Manager’s main business address is 2450 Colorado Avenue, Suite 100, East Tower, Santa Monica, California 90404, Telephone 310-576-3500, Facsimile 310-576-3512. The Member Manager of the Investment Manager is registered with the CFTC as a commodity pool operator and commodity trading advisor under the CE Act, and is a member of the NFA in such capacities. The Investment Manager is also registered as an investment adviser the SEC under the Advisers Act. For further information about the Investment Manager, see Part II of its Form ADV, which is its registration statement with the SEC, and which is attached hereto as Exhibit B.

Management Fee	The Fund will pay the Investment Manager a monthly fee (the “Management Fee”) computed at the annual rate of 1.0% of the aggregate value of outstanding Shares determined as of the last day of each calendar month.

Performance Allocation	The Investment Manager is allocated a Performance Allocation equal to 15% of the amount by which new net appreciation (both realized and unrealized) with respect to each series in a class of Shares exceeds the annualized average three month U.S. Treasury bill yield. The Performance Allocation is made on a “peak-to-peak” basis, which means that the Performance Allocation is made only with respect to “new” net appreciation. If the Fund has a net loss with respect to a Series in any period followed by a net profit, no Performance Allocation will be made with respect to such subsequent appreciation until such net loss has been recovered. See “Management of the Fund and Fees” for the details of such calculations.

Fees of Advisors	The Advisors charge their own management fees and performance allocations, and the Fund pays its pro rata share of the management and performance charges to the Advisor Funds in which the Fund has invested. Such management fees may be in the range of 1% to 3% of assets under management, and such performance allocation may be in the range of 10-25% of new net profits of the Advisor Funds or Advisor Accounts.

The Administrator	The Fund has retained [ ] (the “Administrator”) to provide certain administrative services to the Fund. Fees payable to the Administrator for these services and reimbursement for the Administrator’s out-of-pocket expenses will be paid by the Fund.

Administration Fee	In consideration for providing administrative services, the Fund will pay the Administrator a monthly fee computed at the annual rate of [0.25%] of the aggregate value of outstanding Shares determined as of the last day of each calendar month (the “Administration Fee”).

Borrowing, Use of Leverage

Core Strategies Series

The Core Strategies Series leverages its investments with the Advisors by “borrowing” in amounts up to the asset coverage limits of the 1940 Act of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. In addition, the strategies implemented by the Advisors typically are leveraged. The use of leverage increases both risk and profit potential. The Investment Manager may use various methods to leverage investments including (i) borrowings, (ii) swap agreements or other derivative instruments, (iii) employing certain Advisors (many of which trade on margin and do not generally need additional capital in order to increase the level of the positions they acquire for it) to trade notional equity in excess of the equity actually available in their accounts or (iv) a combination of these methods. Currently, a combination of these methods are employed to leverage the Core Strategies Series’ investments.

Core Strategies Low Volatility Series

The Core Strategies Low Volatility Series generally will not leverage its investments, although strategies implemented by the Advisors typically are leveraged. Although the Core Strategies Low Volatility Series generally will not leverage its investments, if the Core Strategies Low Volatility Series experiences a liquidity shortfall or if the Investment Manager otherwise determines that it is in the best interest of the Core Strategies Low Volatility Series, the Core Strategies Low Volatility Series may “borrow,” on a temporary basis, up to approximately 30 cents for each dollar of equity.

The Fund is subject to the 1940 Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to the Advisor Funds and, therefore, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Advisor Funds. The Asset Coverage Requirement will apply to borrowings by Advisor Accounts, as well as to other transactions by Advisor Accounts that can be deemed to result in the creation of a “senior security.”

Investor Qualifications	Shares will be sold only to investors who complete a Subscription Agreement, attached hereto as Exhibit A, where they represent that they satisfy the investor qualifications. Generally, a natural person must have a net worth in excess of $1,500,000, or have at least $750,000 of his or her assets under the investment management of the Investment Manager or its affiliates, and a company must have total assets in excess of $5,000,000. Certain employees of the Investment Manager and its affiliates may also acquire Shares. In addition, Shares are offered only to investors that are U.S. persons for Federal income tax purposes.

The Offering	The Fund is offering Shares of beneficial interest at $1,000.00 per Share (subject to reduction as set forth below) through Coast Asset Securities, LLC and other placement agents (the “Placement Agents”). Shareholders must purchase at least 100 Shares ($100,000). The minimum additional investment by existing shareholders is 50 Shares ($50,000). The Fund will pay each unaffiliated placement agent that enters into a shareholder servicing agreement with the Fund a shareholder servicing fee at the annual rate of 0.50% of the net asset value of the outstanding Shares beneficially owned by customers of such placement agent, subject to reduction over time to the extent required by applicable regulations or the requirements of the National Association of Securities Dealers, Inc. (the “NASD”). In addition, in connection with initial and additional investments, an investor’s broker may impose a sales charge of up to 3% of the purchase price.

Distribution Policy	Dividends. The amount of any dividends the Fund pays may vary over time, depending on market conditions, the composition of the Fund’s investment portfolio and the expenses borne by the Fund.

Capital Gains Distributions. An Advisor Fund may realize capital gains on the sale of portfolio securities. If it does, the Fund will make distributions out of any net short-term or long-term capital gains, normally in December of each year. The Fund reserves the right, subject to appropriate regulatory approval, as necessary, to distribute capital gains more frequently.

Closed-End Structure	The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that shareholders of a closed-end fund do not have the right to redeem their shares on a daily basis.

Quarterly Repurchase Offers	In order to provide a limited degree of liquidity to shareholders, the Fund intends to conduct quarterly repurchase offers, as of the last business day of each December, March, June, and September, provided that it is then in the best interests of the Fund and the shareholders to do so. The Fund intends to commence the first repurchase offer in November 2004 and to complete it in January 2005. In each repurchase offer, the Fund intends to offer to repurchase up to 5% of its outstanding Shares at their net asset value. If the number of Shares tendered for repurchase exceeds the number the Fund intends to repurchase, the Fund will repurchase Shares on a pro-rata basis, and tendering shareholders will not have all of their tendered Shares repurchased by the Fund. See “Repurchase Offers.”

To the extent the Fund finances the payment of repurchase proceeds by selling Fund investments that are liquid, the Fund will hold a larger proportion of its total assets in illiquid securities. Also, the sale of portfolio securities to finance the repurchase of Shares could reduce the market price of those securities, which would in turn reduce the Fund’s net asset value. See “Risk Factors - Repurchase Offers.”

Additional Sales of Shares	The Fund may, at some time in the future, conduct additional sales of its Shares at a price not to exceed the Shares’ net asset value to existing shareholders of the Fund who continue to be Qualified Investors. Such sales may include quarterly sales of Shares offered under this Confidential Memorandum and then subsequently repurchased by the Fund as provided herein. Such sales will not commence until the Fund has invested a substantial portion of the proceeds from this offering. See “Repurchase Offers,” “Repurchase Procedures” and “Placement Agents - Additional Sales to Existing Shareholders.”

Risk Factors	An investment in the Fund involves substantial risks, including the risk that the entire amount invested may be lost. The Fund allocates its assets to Advisors and invests in Advisor Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Various other types of risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks relating to the limited liquidity of Shares. Some of these additional risks include:

• General Economic and Market Conditions • Highly Volatile Markets • Risks of Securities Activity • Illiquid Portfolio Investments • Industry Concentration • Limited Liquidity

Accordingly, the Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment. See “Risk Factors.”

RISK FACTORS

All investments carry risks to some degree. An investment in the Fund involves substantial risks, including the risk that the entire amount invested may be lost. The Fund allocates its assets to Advisors and invests in Advisor Funds (or opens Advisor Accounts) that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Various other types of risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks relating to the limited liquidity of Shares.

GENERAL RISKS

Lack of Operating History of the Fund. The Fund is a newly organized investment company with no previous operating history. However, personnel of the Investment Manager have substantial experience in managing private investment funds that invest in unregistered investment companies or separate accounts whose investment advisers are hedge fund managers. Nonetheless, the Fund may not succeed in meeting its objective, and the Fund’s net asset value may decrease. The investment experience of the Fund is expected to differ from the investment experience of these other funds managed by the Investment Manager, as none of these other funds is a registered investment company, and so are not subject to limitations with respect to affiliated transactions and the use of leverage to obtain investment results.

Lack of Operating History of Advisor Funds. Certain Advisor Funds may be newly formed entities that have no operating histories. In such cases, the Investment Manager may evaluate the past investment performance of the applicable Advisors or of their personnel. However, this past investment performance may not be indicative of the future results of an investment in an Advisor Fund. Although the Investment Manager, its affiliates and their personnel have considerable experience evaluating the performance of alternative asset managers and providing manager selection and asset allocation services to clients, the Fund’s investment program should be evaluated on the basis that there can be no assurance that the Investment Manager’s assessments of Advisors, and in turn their assessments of the short-term or long-term prospects of investments, will prove accurate. Thus, the Fund may not achieve its investment objective and the Fund’s net asset value may decrease.

Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund is competitive, and involves a high degree of uncertainty. The availability of investment opportunities generally will be subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to invest fully its subscriptions. Similarly, identification of attractive investment opportunities by Advisor Funds is difficult and involves a high degree or uncertainty. Even if an attractive investment opportunity is identified by an Advisor, an Advisor Fund may not be permitted to take advantage of the opportunity. The Investment Manager, the Administrator and their affiliates may seek investment opportunities similar to those the Fund may be seeking, and none of these parties has an obligation to offer any opportunities it may identify to the Fund.

Control Positions. Advisor Funds may take control of positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Advisor Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved adverse to the Advisor Funds, the Advisor Funds likely would suffer losses on their investments.

Non-Diversified Status. The Fund is “non-diversified” under the 1940 Act. That means that the Fund is not subject to limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer, market segment or Advisor Fund. The Fund’s net asset value may therefore experience greater volatility than that of an investment company that is subject to such limitations. This policy gives the Fund more flexibility to invest in the obligations of a single borrower or issuer than if it were a “diversified” fund. However, the Fund intends to diversify its investments sufficiently so that it will qualify as a “regulated investment company” under the Internal Revenue Code (although it reserves the right not to qualify). Under that requirement, the Fund may invest no more than 25% of the value of its total assets in the securities of any one borrower or issuer. To the extent the Fund invests a relatively high percentage of its assets in the obligations of a single issuer or a limited number of issuers, the Fund is subject to additional risk of loss if those obligations lose market value or the borrower or issuer of those obligations defaults.

Industry Concentration Risk. Advisor Funds generally are not subject to industry concentration restrictions on their investments and, in some cases, may invest 25% or more of the value of their total assets in a single industry. Although the Fund does not believe it is likely to occur given the nature of its investment program, it is possible that, at any given time, the assets of Advisor Funds in which the Fund has invested will, in the aggregate, be invested in a single industry constituting 25% or more of the value of their combined total assets. However, because these circumstances may arise, the Fund is subject to greater investment risk to the extent that a significant portion of its assets may at some times be invested, indirectly through Advisor Funds in which it invests, in the securities of issuers engaged in similar businesses that are likely to be affected by the same market conditions and other industry-specific risk factors. Advisor Funds are not generally required to provide current information regarding their investments to their investors (including the Fund). Thus, the Fund and the Investment Manager may not be able to determine at any given time whether or the extent to which Advisor Funds, in the aggregate, have invested 25% or more of their combined assets in any particular industry.

Repurchase Offers. The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that shareholders will be able to sell all of the Shares that it desires to sell in any particular repurchase offer. If a repurchase offer is oversubscribed, the Fund will repurchase only a pro rata portion of the Shares tendered by each shareholder. The potential for pro-ration may cause some investors to tender more Shares for repurchase than they wish to have repurchased.

The Fund’s repurchase policy will have the effect of decreasing the size of the Fund over time from what it otherwise would have been. It may therefore force the Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to the Fund and cause its expense ratio to increase. In addition, because of the limited market for the Fund’s venture capital investments, the Fund may be forced to sell its publicly traded securities in order to meet cash requirements for repurchases. This may have the effect of substantially increasing the Fund’s ratio of illiquid venture capital investments to liquid investments for the remaining investors.

Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Investment Manager would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Investment Manager intends to take measures (subject to such policies as may be established by the Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Shares.

If a shareholder tenders all of its Shares (or a portion of its Shares) in connection with a repurchase offer made by the Fund, that tender may not be rescinded by the shareholder after the date on which the repurchase offer terminates. However, although the amount payable to the Shareholder will be based on the value of the Fund’s assets as of the repurchase date, the value of Shares that are tendered by shareholders generally will not be determined until a date approximately one month later. Thus, a shareholder will not know its repurchase price until after it has irrevocably tendered its Shares.

Limited Liquidity; In-Kind Distributions. An investment in the Fund provides limited liquidity since shareholders will not be able to redeem Shares on a daily basis because the Fund is a closed-end fund. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made from time to time by the Fund. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

The Fund expects to distribute cash to the holders of Shares that are purchased. However, there can be no assurance that the Fund will have sufficient cash to pay for Shares that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Shares. Advisor Funds may be permitted to redeem their Shares in-kind. Thus, upon the Fund’s withdrawal of all or a portion of its interest in an Advisor Fund, the Fund may receive securities that are illiquid or difficult to value. In these circumstances, the Investment Manager would seek to dispose of these securities in a manner that is in the best interests of the Fund. The Fund does not intend to make in-kind distributions to shareholders.

Reliance on Key Personnel of the Investment Manager. The Fund’s ability to identify and invest in attractive opportunities is dependent upon the Investment Manager. If one or more of the key individuals leaves the Investment Manager, the Investment Manager may not be able to hire qualified replacements at all, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Absence of Liability. Subject to limitations imposed by the 1940 Act, neither the Trustees nor the Investment Manager shall be liable to the Fund or any of the shareholders for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Anti-Money Laundering. If the Fund, the Investment Manager or any governmental agency believes that the Fund has sold Shares to, or is otherwise holding assets of, any person or entity that is acting directly or indirectly, in violation of a U.S., international or other anti-money laundering laws, rules, regulations, treaties or other restrictions, or on behalf of any suspected terrorist or terrorist organization, suspected drug trafficker, or senior foreign political figure(s) suspected in engaging in foreign corruptions, the Fund, Investment Manager or such governmental agency may freeze the assets of such person or entity invested in the Fund or suspend the repurchase of Shares. The Fund may also be required to, or deem it necessary or advisable to, remit or transfer those assets to a governmental agency, in some cases with prior notice to the investor.

Conflicts of Interest. The Investment Manager and its affiliates, as well as many of the Advisors and their respective affiliates, provide investment advisory and other services to clients other than the Fund and Advisor Funds. In addition, investment professionals associated with the Investment Manager or Advisors may carry on investment activities for their own accounts and the accounts of family members (collectively with other accounts managed by the Investment Manager and its affiliates, “Other Accounts”). As a result of the foregoing, the Investment Manager and Advisors will be engaged in substantial activities other than on behalf of the Fund and may have differing economic shares in respect of such activities and may have conflicts of interest in allocating investment opportunities, and their time, between the Fund and Other Accounts. Advisors may, in pursuing independently of one another their respective investment objectives, effect offsetting transactions, which could result in the Fund bearing transactional costs without obtaining any benefit.

However, it is the policy of the Investment Manager, and generally also the policy of the Advisors, that investment decisions for the Fund, Advisor Accounts and Other Accounts be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting each account that they manage and that investment transactions and opportunities be fairly allocated among their clients, including the Fund and Advisor Funds.

SPECIAL RISKS OF MULTI-MANAGER STRUCTURE

No Registration. Advisor Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund will not have the benefit of various protections afforded by the 1940 Act with respect to its investments in Advisor Funds. Although the Investment Manager expects to receive detailed information from each Advisor regarding its investment performance and investment strategy on a regular basis, in most cases the Investment Manager has little or no means of independently verifying this information. An Advisor may use proprietary investment strategies that are not fully disclosed to the Investment Manager, which may involve risks under some market conditions that are not anticipated by the Investment Manager. In addition, many Advisors will not be registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) in reliance on certain exemptions from registration under that act. In such cases, Advisors will not be subject to various disclosure requirements and rules that would apply to registered investment advisers.

Fees and Expenses of Advisors and Advisor Funds. Investors in the Fund directly bear the Fund’s expenses, and indirectly bear expenses of the Advisor Funds and Advisor Accounts, including performance-based compensation (whether such compensation is a performance based fee or a performance-based allocation) assessed by Advisor Funds or Advisor Accounts. Similarly, shareholders bear a proportionate share of the other operating expenses of the Fund (including the Administration Fee) and, indirectly, similar expenses of the Advisor Funds and Advisor Accounts. An investor who meets the conditions imposed by the Advisor, including investment minimums that will be considerably higher than the $100,000 minimum imposed by the Fund, could invest directly with the Advisors.

Each Advisor will receive any performance-based compensation to which it is entitled irrespective of the investment performance of other Advisors or the investment performance of the Fund generally. Thus, an Advisor with positive investment performance will receive this compensation from the Fund (and indirectly from shareholders) even if the Fund’s overall investment return is negative. Investment decisions of the Advisors are made independently of each other. As a result, at any particular time, one Advisor may be purchasing shares of an issuer for an Advisor Fund or Advisor Account whose shares are being sold by another Advisor for another Advisor Fund or Advisor Account. In any such situations, the Fund could indirectly incur certain transaction costs without accomplishing any net investment result. Performance-based compensation may create an incentive for the Advisors to make investments that are riskier or more speculative than those that might have been made in the absence of the performance-based compensation.

Liquidity Constraints of Advisor Funds. Since the Fund may make additional investments in or effect withdrawals from an Advisor Fund only at certain times pursuant to limitations set forth in the governing documents of the Advisor Fund, the Fund from time to time: may have to invest a greater portion of its assets temporarily in money market securities than it otherwise might wish to invest; may have to borrow money to repurchase Shares; and may not be able to withdraw its investment in an Advisor Fund promptly after it has made a decision to do so. This may adversely affect the Fund’s investment return or increase the Fund’s expenses.

Advisor Funds may be permitted to redeem their Shares in-kind. Thus, upon the Fund’s withdrawal of all or a portion of its interest in an Advisor Fund, the Fund may receive securities that are illiquid or difficult to value. See “INVESTMENT-RELATED RISKS – Illiquid Portfolio Investments” and “DISTRIBUTION ARRANGEMENTS – Calculation of Net Asset Value.” In these circumstances, the Investment Manager would seek to dispose of these securities in a manner that is in the best interests of the Fund.

Advisor Account Allocations. The Fund may on occasion allocate its assets to an Advisor by retaining the Advisor to manage an Advisor Account for the Fund, rather than invest in an Advisor Fund. It is possible, given the leverage at which certain of the Advisors will trade, that the Fund could lose more in an Advisor Account that is managed by a particular Advisor than the Fund has allocated to such Advisor to invest. This risk may be avoided if the Fund, instead of retaining an Advisor to manage a separate account comprised of a designated portion of the

Fund’s assets, creates a separate investment vehicle for which an Advisor will serve as general partner and in which the Fund will be the sole limited partner. Use of this structure, however, involves various expenses, and there is no requirement that separate investment vehicles be created for Advisor Accounts. Advisor Funds that are Advisor Accounts will be subject to the investment policies and restrictions of the Funds, as well as the provisions of the 1940 Act and the rules thereunder.

Valuation of Advisor Funds. In most cases, the Fund will be unable to verify with certainty the monthly valuation received from an Advisor regarding an Advisor Fund. Furthermore, these valuations will typically be estimates only, subject to revision based on each Advisor Fund’s annual audit and any valuations will be determined for each Advisor Fund in accordance with such Advisor Fund’s valuation policies. Revisions to the Fund’s gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the annual audits of Advisor Funds are completed.

Some Advisors may invest primarily in marketable securities, although certain Advisors may also invest in privately placed securities and other investments that are illiquid and do not have readily available market quotations. These securities will nevertheless generally be valued by Advisors, which valuations will be conclusive with respect to the Fund, even though Advisors will generally face a conflict of interest in valuing such securities because the values given to the securities will affect the compensation of the Advisors. Although the Investment Manager will review the valuation procedures used by the Advisors of the Advisor Funds, the Investment Manager and the Board will have little or no means of independently verifying valuations provided by such Advisors. Any such securities held by an Advisor Account will be valued at their “fair value” as determined in good faith by the Board.

Dilution. If an Advisor limits the amount of capital that may be contributed to an Advisor Fund by the Fund, additional sales of Shares of the Fund will dilute the participation of existing shareholders in the returns to the Fund from such Advisor Fund.

Turnover. The Fund’s activities involve investment in the Advisor Funds, which may invest on the basis of short-term market considerations. The turnover rate within the Advisor Funds may be significant, potentially involving substantial brokerage commissions and fees. The Fund will have no control over this turnover. As a result of this turnover, it is anticipated that the Fund’s income and gains, if any, will be primarily derived from ordinary income and short-term capital gains. In addition, the withdrawal of the Fund from an Advisor Fund could involve expenses to the Fund under the terms of the Fund’s investment.

Inability to Invest in Advisor Funds. In the event that the Fund is able to make investments in Advisor Funds only at certain times, the Fund may invest any portion of its assets that is not invested in Advisor Funds in money market securities or other liquid assets pending investment in Advisor Funds. During this time that the Fund’s assets are not invested in Advisor Funds, that portion of the Fund’s assets will not be used to pursue the Fund’s investment objective.

Indemnification of Advisor Funds. The Advisors often have broad indemnification rights and limitations on liability. The Fund may also agree to indemnify certain of the Advisor Funds and their Advisors from any liability, damage, cost, or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the shares of the Advisor Funds.

Indirect Investment in Advisor Funds. Any transaction by which the Fund indirectly gains exposure to an Advisor Fund by the purchase of a swap or other contract is subject to special risks. The Fund’s use of such instruments can result in volatility, and each type of instrument is subject to special risks. Indirect investments will generally be subject to transaction and other fees that will reduce the value of the Fund’s investment. There can be no assurance that the Fund’s indirect investment in an Advisor Fund will have the same or similar results as a direct investment in the Advisor Fund, and the Fund’s value may decrease as a result of such indirect investment.

Investments in Non-Voting Securities. Unlike registered investment companies such as the Fund, Advisor Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Investment Manager to monitor whether holdings of the Advisor Funds cause the Fund to be above specified levels of ownership in certain asset classes. To avoid adverse regulatory consequences in such a case, the Fund may need to hold its interest in an Advisor Fund in non-voting form. Additionally, for regulatory reasons, the Fund may need to limit the amount of voting securities in a particular Advisor Fund. To the extent the Fund holds non-voting securities of an Advisor Fund, it will not be able to vote on matters that require the approval of the investors in the Advisor Fund. This restriction could diminish the influence of the Fund in an Advisor Fund and adversely affect its investment in the Advisor Fund, which could result in unpredictable and potentially adverse effects on a shareholder in the Fund.

Control Over Advisors. The Investment Manager will invest in Advisor Funds that the Investment Manager believes will generally, and in the aggregate, be managed in a manner consistent with the Fund’s investment objective and strategy. The Investment Manager does not and will not control the Advisors, however, and there can be no assurances that an Advisor will manage its Advisor Funds in such a manner.

INVESTMENT-RELATED RISKS

General Economic and Market Conditions. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by Advisor Funds and Advisor Accounts and, thus, the Fund’s investments. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

Highly Volatile Markets. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forwards, futures and other derivative contracts in which an Advisor Fund’s or Advisor Account’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Advisor Funds and Advisor Accounts are also subject to the risk of the failure of any exchanges on which their positions trade or of the clearinghouses for those exchanges.

Risks of Securities Activities. All securities investing and trading activities involve the risk of loss of capital. While the Investment Manager will attempt to moderate these risks, there can be no assurance that the Fund’s investment activities will be successful or that shareholders will not suffer losses. The following discussion sets forth some of the more significant risks associated with the styles of investing which may be utilized by one or more Advisors:

•	Equity Securities. Advisors’ investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Advisors also may invest in depository receipts relating to non-U.S. securities, which are subject to the risks affecting investments in foreign issuers discussed under “Non-U.S. Investments,” below. Issuers of un-sponsored depository receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

•	Bonds and Other Fixed-Income Securities. Advisor Funds and Advisor Accounts may invest in bonds and other fixed income securities, both U.S. and non-U.S., and may take short positions in these securities. Advisor Funds will invest in these securities when they offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed income securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations; U.S. government securities or debt securities issued or guaranteed by a non-U.S. government; municipal securities; and mortgage-backed and asset backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

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Non-U.S. Investments. It is expected that Advisor Funds and Advisor Accounts will invest in securities of non-U.S. companies and countries. Foreign obligations have risks not typically involved in domestic investments. Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements to which U.S. issuers are subject and consequently, less information may be available to investors in companies located in such countries than is available to investors in companies located in the United States. The value of foreign investments may be affected by exchange control regulations; fluctuations in the rate of exchange between currencies and costs associated with currency conversions; the potential difficulty in repatriating funds; expropriation or nationalization of a company’s assets; delays in settlement of transactions; changes in governmental economic or monetary policies in the Unites States or abroad; or other political and economic factors.

Securities of issuers in emerging and developing markets present risks not found in securities of issuers in more developed markets. Securities of issuers in emerging and developing markets may be more difficult to sell at acceptable prices and their prices may be more volatile than securities of issuers in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that the Fund might not receive the proceeds of a sale of a security on a timely basis. Emerging markets generally have less developed trading markets and exchanges, and legal and accounting systems.

•	Foreign Currency Transactions. Advisor Funds and Advisor Accounts may engage in foreign currency transactions for a variety of purposes, including “locking in” the U.S. dollar price of a security between trade and settlement date, or hedging the U.S. dollar value of securities held in the Advisor Fund or Advisor Account. Advisor Funds and Advisor Accounts may also engage in foreign currency transactions for non-hedging purposes to generate returns.

Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. Foreign currency transactions may involve an Advisor Fund or Advisor Account agreeing to exchange an amount of a currency it does not currently own for another currency at a future date. An Advisor Fund or Advisor Account would typically engage in such a transaction in anticipation of a decline in the value of the currency it sells relative to the currency that the Advisor Fund or Advisor Account has contracted to receive in the exchange. An Advisor’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

An Advisor Fund or Advisor Account may enter into forward currency exchange contracts (“forward contracts”) for hedging and non-hedging purposes in pursuing its investment objective. Forward contracts are transactions involving an obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when an Advisor anticipates purchasing or selling a non-U.S. security. This technique would allow the Advisor to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of an existing holding of non-U.S. securities. Imperfect correlation may exist, however, between the non-U.S securities holdings of the Advisor Fund or Advisor Account, and the forward contracts entered into with respect to those holdings. In addition, forward contracts may be used for non-hedging purposes, such as when an Advisor anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the applicable investment portfolio. Generally, Advisor Funds are subject to no requirement that they hedge all or any portion of their exposure to non-U.S. currency risks, and there can be no assurance that hedging techniques will be successful if used.

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Small Capitalization Issuers. Advisor Funds and Advisor Accounts may invest in smaller capitalization companies, including micro cap companies. Investments in smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, as these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time.

•	Distressed Securities. Certain of the companies in whose securities the Advisor Funds or Advisor Accounts may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic factors affecting a particular industry or specific developments within the companies. An investment in any instrument is subject to no minimum credit standard and a significant portion of such obligations and stock may be rated lower than investment grade, which may result in the Fund’s experiencing greater risks than it would if investing in higher rated instruments.

•	Purchasing Initial Public Offerings. Advisor Funds and Advisor Accounts may purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Advisor to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or near-term prospects of achieving revenues or operating income.

•	Illiquid Portfolio Investments. Advisor Funds and Advisor Accounts may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and an Advisor Fund or Advisor Account may not be able to sell them when the Advisor desires to do so or to realize what the Advisor perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale. The Investment Manager typically attempts to avoid making investments in restricted securities. The Investment Manager, however, reserves the right to do so if it determines that doing so is in the best interest of the Fund.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

The Advisors may utilize a variety of special investment instruments and techniques to hedge against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue an Advisor Fund’s or Advisor Account’s investment objective. These strategies may often be executed through derivative transactions. Certain of the special investment instruments and techniques that the Advisors may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Derivatives. Derivatives are securities and other instruments the value or return of which is based on the performance of an underlying asset, index, interest rate or other investment. Derivatives may be volatile and involve various risks, depending upon the derivative and its function in a portfolio. Special risks may apply to instruments that are invested in by Advisor Funds or Advisor Accounts in the future that cannot be determined at this time or until such instruments are developed or invested in by Advisor Funds or Advisor Accounts. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk.

Call and Put Options. There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above its short sales price plus the premium received for writing the put option, and gives up the opportunity for gain on the short position if the underlying security’s price falls below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

Hedging Transactions. Advisors may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts to seek to hedge against declines in the values of their portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for the Advisors to hedge against a change or event at a price sufficient to protect an Advisor Fund’s or Advisor Account’s assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. While an Advisor may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, or the risks posed by the occurrence of certain other events, unanticipated changes in currency or interest rates or increases or smaller than expected decreases in the equity markets or sectors being hedged or the non-occurrence of other events being hedged against may result in a poorer overall performance for the Fund than if the Advisor had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the Advisors may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Advisors from achieving the intended hedge or expose the Fund to additional risk of loss.

Swap Agreements. An Advisor Fund or Advisor Account may enter into equity, interest rate, index and currency rate swap agreements. These transactions will be undertaken in attempting to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an Advisor Fund or Advisor Account had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a “basket” of securities representing a particular index.

Most of these swap agreements would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Advisor Fund or Advisor Account is contractually obligated to make. If the other party to a swap defaults, the risk of loss consists of the net amount of payments that the Advisor Fund or Advisor Account contractually is entitled to receive.

The Federal income tax treatment of swap agreements and other derivatives as described above is unclear. Swap agreements and other derivatives used in this manner may be treated as a “constructive ownership of the reference property” which may result in a portion of any long-term capital gain being treated as ordinary income. See “Taxes.”

Counterparty Credit Risk. Many of the markets in which the Advisor Funds or Advisor Accounts effect their transactions are “over-the-counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. To the extent an Advisor Fund or Advisor Account invests in swaps, derivative or synthetic instruments, or other over-the-counter transactions, on these markets, it is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes an Advisor Fund or Advisor Account to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Advisor Fund or Advisor Account to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where an Advisor Fund or Advisor Account has concentrated its transactions with a single or small group of counterparties. Advisor Funds and Advisor Accounts are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. However, the Investment Manager, with the intent to diversify, intends to monitor counterparty credit exposure of Advisor Funds and Advisor Accounts. The ability of Advisor Funds and Advisor Accounts to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Leverage.

Core Strategies Series. In addition to the use of leverage by the Advisors in their respective trading strategies, the Investment Manager intends to leverage the Core Strategies Series’ allocations to the Advisors through (i) borrowings, (ii) swap agreements, options or other derivative instruments, (iii) employing certain Advisors (many of which trade on margin and do not generally need additional capital from the Core Strategies Series in order to increase the level of the positions they acquire for it) to trade notional equity in excess of the equity actually available in their accounts or (iv) a combination of these methods. The financing entity or counterparty on any swap, option or other derivative instrument may be any entity or institution which the Investment Manager determines to be creditworthy.

The Investment Manager anticipates that Advisor Account and Advisor Fund investments generally will be maintained representing an aggregate investment with the Advisors of between 150% to 300% of the Fund’s equity, although this investment leverage varies as the Investment Manager allocates and reallocates assets.

Core Strategies Series Will Be Leveraged. The Core Strategies Series, through its leveraged investments in the Advisor Funds and through each Advisor’s use of leverage in its trading strategies, uses leverage with respect to the Interests. As a result of that leverage, a relatively small movement in the spread relationship between the securities and commodities interests the Core Strategies Series indirectly owns and those which it has indirectly sold short may result in substantial losses.

Investors also should note that the leverage the Advisors employ in their Advisor Account and Advisor Fund trading can result in an investment portfolio significantly greater than the assets allocated to their trading, which can greatly increase the Core Strategies Series’ profits or losses as compared to the Core Strategies Series’ Net Assets.

The Core Strategies Series has established a trading “stop loss” whereby the Core Strategies Series will terminate all trading and liquidate all positions if net asset value of the Shares declines by 20% or more from trading and investment losses in any calendar year.

Core Strategies Low Volatility Series. As a general rule, the Investment Manager does not intend to employ leverage with respect to the Core Strategies Low Volatility Series. However, in circumstances where the Core Strategies Low Volatility Series has redeemed or withdrawn from an investment and has not yet received the proceeds of the redemption or withdrawal but needs cash in order to make other investments, it may “borrow” (or otherwise create leverage) in order to make such investments. Any such “borrowing” or leverage will be temporary until the proceeds from such redemption or withdrawal are received by the Fund and will not in the aggregate with any other “borrowing” or leverage exceed 30% of the net asset value of the Shares. All other circumstances whereby the Core Strategies Low Volatility Series may “borrow” or otherwise create leverage will be cases of temporary lack of liquidity and such “borrowing” or leverage will not exceed 10% of the net asset value of the Shares. For example, the Core Strategies Low Volatility Series may need to “borrow” to pay normal expenses until cash can be created by liquidating a portion of an investment.

Core Strategies Low Volatility Series Will Invest in Leveraged Advisors. The Core Strategies Low Volatility Series, through its investments in the Advisor Funds and through each Advisor’s use of leverage in its trading strategies, indirectly uses leverage. As a result of that leverage, a relatively small movement in the spread relationship between the securities and commodities interests the Core Strategies Low Volatility Series indirectly owns and those which it has indirectly sold short may result in losses.

Investors also should note that the leverage the Advisors employ in their Advisor Account and Advisor Fund trading can result in an investment portfolio significantly greater than the assets allocated to their trading, which can greatly increase the Core Strategies Low Volatility Series’ profits or losses as compared to the Core Strategies Low Volatility Series’ Net Assets.

The Core Strategies Low Volatility Series has established a trading “stop loss” whereby the Core Strategies Low Volatility Series will terminate all trading and liquidate all positions if net asset value of the Shares declines by 10% or more from trading and investment losses in any calendar year.

Short Selling. The Advisors may engage in short selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice.

Advisor Funds and Advisor Accounts may also effect short sales “against the box.” These transactions involve selling short securities that are owned (or that an Advisor Fund or Advisor Account has the right to obtain). When an Advisor Fund or Advisor Account enters into a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. Advisor Funds and Advisor Accounts will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box.

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Limits of Risk Disclosures. The above discussions of the various risks associated with the Fund and the Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Confidential Memorandum and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not described in this Confidential Memorandum.

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USE OF PROCEEDS

The proceeds from the sale of Shares, net of the Fund’s fees and expenses, will be invested by the Fund to pursue its investment program and objectives as soon as practicable, consistent with market conditions and the availability of suitable investments.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund’s Investment Objective. The Fund’s investment objective is to achieve capital appreciation primarily through the relative value trading of several securities and commodities trading advisors (“Advisors”) selected by Coast Asset Management L.P. (the “Investment Manager”).

The Fund’s Principal Investment Policies. The Fund is a multi-advisor, multi-strategy, non-traditional investment. The Fund trades and invests by accessing talented Advisors selected by, and under the overall supervision of, the Investment Manager. In its active management of the Fund’s allocations to Advisors, the Investment Manager uses qualitative and quantitative selection criteria, performance parameters and risk management guidelines in an attempt to effect the Fund’s fundamental investment policy—disciplined diversification. The Fund combines a broad cross-section of primarily market-neutral or relative value investment strategies. In addition, the Investment Manager may retain Advisors which utilize other trading and investment and trading strategies which are not market-neutral or relative value. The Fund is managed with the objective of achieving superior risk-adjusted returns as well as a high degree of non-correlation with the general equity and debt markets, attempting to provide an effective means of diversifying a traditionally-structured portfolio. There can be no assurance that the Fund will be profitable, and if it is not, it cannot serve as an effective means of diversifying an overall portfolio.

Allocations to Advisors. Certain of the Advisors selected by the Investment Manager are allocated substantially larger portions of the Fund’s assets than other Advisors. Allocation of assets will change over time in the sole discretion of the Investment Manager as a result of allocations and reallocations among existing and new Advisors and the performance of each Advisor as compared to the performance of the other Advisors. In addition, the Investment Manager may terminate and/or hire new Advisors or reallocate assets among Advisors at any time, without prior notice to or consent of Investors.

The Investment Manager provides ongoing portfolio management and supervision. The Investment Manager conducts periodic reviews of each Advisor’s trading performance and determines whether to terminate (where possible) or add Advisors, and make allocations and reallocations of the assets based upon continuing evaluation of trading performance and changes in market conditions.

In allocating assets, the Investment Manager first determines which general investment strategy types it believes should be included in the portfolio. Strategy types may from time to time be excluded from the portfolio and new ones added, as determined by the Investment Manager in its sole discretion based on its general analysis of which approaches are more likely to be successful under certain market conditions as opposed to others. In selecting strategies, the Investment Manager focuses on numerous factors, including, without limitation, recent performance, anticipated market conditions, diversification of strategies, and the economic coherence of the various strategies under consideration in light of the foregoing.

After determining which general investment strategy types it believes should be included in the portfolio, the Investment Manager then selects Advisors which utilize such strategies. The Investment Manager relies on a combination of factors in its selection of Advisors. Due to its extensive experience in fixed income arbitrage trading, the Investment Manager believes it adds significant value in the use of fundamental analysis when selecting Advisors. Fundamental factors which weigh heavily in the decision-making process include, but are not limited to, the following:

•	investment style and decision process;

•	length of trading record and historical performance;

•	assets under management and the appropriateness of the amount of such assets to trading strategy and track record;

•	several different measurements of the trade-off among risk, reward, and the risk-free rate of return;

•	internal control and risk management;

•	pattern, frequency, and magnitude of drawdowns;

•	correlation patterns with other traders and markets;

•	organizational structure;

•	professional background;

•	a thorough understanding of trading strategies employed and how, in a variety of market conditions, those strategies will perform—this includes the belief that those strategies are relatively stable and will continue to perform in the future;

•	reliance on familiarity with the Advisor and its staff—in many cases, the Investment Manager knows the Advisor’s traders personally or is familiar with their trading style and performance through mutual acquaintances within the securities industry; and

•	strong experience in or knowledge of the instruments being employed by each Advisor.

The Investment Manager applies quantitative performance criteria, analytical and statistical techniques, market experience, qualitative due diligence and personal judgment in its review of prospective Advisors. The Investment Manager also attempts to analyze which market segments or strategies appear most likely to be successful in the current market environment. The Investment Manager does not attempt to forecast market movements or trends, but attempts to assess whether current conditions suggest that certain strategies are more likely to be profitable than others. The Investment Manager uses its extensive fixed income arbitrage trading experience to identify Advisors whose trading strategies the Investment Manager believes will consistently deliver outstanding results. The Investment Manager then determines the appropriate allocation (or reallocation) of assets to each Advisor. Although it is not required to do so, the Investment Manager anticipates that at least 20 different Advisors typically will be utilized, but the Investment Manager could utilize a significantly higher or lower number of Advisors.

The Investment Manager relies heavily on its experience in trading and in selecting (and monitoring) Advisors and in determining the appropriate allocation of the Fund’s assets to each Advisor. Since the Investment Manager does not trade substantial portions of the Fund’s net assets, prospective investors should consider that their return will be largely dependent on the ability of the Investment Manager to select (and monitor) Advisors who will perform well.

Prospective investors should note that the identity of the Advisors, their principals and their respective performance records will not be made available to investors. Since this information will not be made available, investors are relying solely on the ability of the Investment Manager to select the Advisors.

Direct Management of Fund Assets by Investment Manager. The Investment Manager reserves the right to manage all or part of the assets of the Fund, in its discretion, on a permanent or temporary basis, and in such capacity would take on the responsibilities of the Advisors. The Investment Manager would open one or more accounts to manage the assets of the Fund, and would effect the purchase and sale of securities and other assets through such accounts, or would direct Fund assets to be invested in pooled investment vehicles managed by the Investment Manager or an affiliate thereof. The Investment Manager would manage Fund assets directly only to the extent permitted by law or to the extent that it obtains an order of the SEC permitting it to do so. The Investment Manager (or affiliate) would waive management fees so that there would be no “double dipping,” i.e., if the pooled investment vehicle managed by the Investment Manager or affiliate is being charged management fees or performance-based fees, the Investment Manager would waive its Management Fee and Performance Allocation with respect to those Fund assets invested in such pooled vehicle. The Investment Manager would also be responsible for avoiding or resolving any conflicts of interest that may arise in connection with such direct management of Fund assets. See “Risk Factors—Conflicts of Interest.”

Trading Strategies. The Investment Manager allocates assets primarily to Advisors utilizing arbitrage trading and investment methods and strategies. In addition, the Investment Manager may retain Advisors which utilize trading and investment strategies other than arbitrage provided such Advisors limit their exposure to market risk. Leverage, the ability to hedge and take short positions, the flexibility to exploit inter- and intra-market pricing discrepancies and the ability to invest in less efficient markets, are among the prominent characteristics of the skill-based strategies which the Fund emphasizes. The Investment Manager seeks to outperform industry benchmarks through a managed portfolio whose profit potential should be unaffected by general market conditions.

The Advisors actively invest and manage assets utilizing leveraged positions in securities (primarily involving, without limitation, U.S. and non-U.S. government and U.S. federal agency and instrumentality issued or guaranteed securities, floating rate instruments, equity interests (including common and preferred stock, warrants, options, convertible stock, and restricted securities), other asset backed securities collateralized by high yield bank loans and bonds, individual collateralized high yield bank loans and corporate debt instruments (including convertible debt instruments), as well as repurchase and reverse repurchase agreements, securities lending agreements, futures contracts, spot and forward contracts, options, swaps, and hybrid, synthetic and derivative instruments.

There is no limitation on the nature of the strategies which the Advisors may apply. Many of the strategies that are employed take advantage of sophisticated hedging techniques to reduce the risks of directional market moves. Such techniques may include the use of offsetting positions that reduce exposure to large and sudden market swings, as well as designing complex combinations of positions using derivative instruments such as options, futures and swaps. In many non-traditional strategies, hedging—a generic description for a wide range of investment techniques used to manage or capitalize on the risks arising from duration, currency fluctuations, equity price movements, and other general market effects—is an integral component. In addition, the Investment Manager may, but is not required to, hedge the Fund’s overall portfolio in an effort to further reduce risk.

MANAGEMENT OF THE FUND AND FEES

General. The Fund is registered under the 1940 Act as a closed-end, non-diversified management investment company. The Fund was formed as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 29, 2004 and has no operating history.

The Board of Trustees. The Fund is governed by the Board of Trustees (the “Board”), which is responsible for protecting the interests of shareholders under Massachusetts law. The Board is elected by shareholders and meets periodically throughout the year to oversee the Fund’s business, review its performance, and review the actions of the Investment Manager. “Trustees and Officers of the Fund” in this Confidential Memorandum identifies the Trustees and officers of the Fund (who are appointed by the Trustees) and provides more information about them.

The Investment Manager. The Investment Manager is responsible for providing day-to-day investment management services to the Fund, subject to the ultimate supervision of and subject to any policies established by the Board, pursuant to the terms of an investment management agreement with the Fund (the “Investment Management Agreement”). Under the Investment Management Agreement, the Investment Manager is responsible for developing, implementing and supervising the Fund’s investment program. The Investment Manager is authorized, subject to the approval of the Board, to retain one or more of its affiliates to assist the Investment Manager in providing the investment management services.

Since its formation in 1991, the Investment Manager and its affiliates have provided alternative investment solutions to a diverse client base including private investment funds and high net worth individuals. As of December 31, 2003, the Investment Manager had in excess of $13.6 million and together with its affiliates within Coast had in excess of $3.1 billion of assets under management. The Investment Manager is located at 2450 Colorado Avenue, Suite 100 East Tower Santa Monica, California 90404.

Management Team. The following biographies are of the members of the Investment Committee of the Investment Manager and other officers of Coast primarily responsible for selecting Advisors on behalf of the Investment Manager and allocating the Fund’s assets among them:

David E. Smith - President

Mr. Smith is the President, and primary beneficial owner, of the Investment Manager. Since 1971, upon his graduation with an M.B.A. from the University of California at Berkeley, Mr. Smith has worked in various capacities in the securities industry. His past experience includes Security Pacific Bank (1973-1983), where he was a Vice President, responsible for the sales and fixed income arbitrage trading activities of the Investment Department, and was responsible for all credit decisions regarding that activity. In March 1983, Mr. Smith joined Oppenheimer and Company as a bond arbitrageur, trading that firm’s proprietary capital account. In 1986, Mr. Smith was appointed a Senior Vice President at Oppenheimer, a position he held until he left that firm in November 1990. When he left Oppenheimer, Mr. Smith founded and became President of Coast Investment Management L.P. (“CIM”). In March 1991, Mr. Smith founded the predecessor to Coast Asset Management L.P. Mr. Smith is a principal of a number of entities affiliated with Coast Asset Management. He is primarily responsible for the trading activities of the various affiliates, and is also involved with financing and credit decisions for all trading activities. He has extensive experience structuring arbitrage trades utilizing cash securities, futures, options, and swaps. Mr. Smith has been the lead portfolio manager on the Coast Diversified Fund, Ltd., an affiliate of the Fund, since its inception, and has primary responsibility for selecting managers for all multi-manager funds managed by the Investment Manager and its affiliates.

Christopher D. Petitt - Chief Operating Officer

Mr. Petitt joined Coast Asset Management in June 1993. He is the Chief Operating Officer and is a beneficial owner of Coast Asset Management and its affiliates. Mr. Petitt is primarily responsible for the financing, structuring and daily operations of the firm. Mr. Petitt has considerable experience with leveraged structured finance transactions, both as an auditor and as an originator. He is also a member of the fund of funds Investment Committee. Mr. Petitt received a B.S. degree in Accounting from Portland State University in 1985. After graduation, he was employed by the international public accounting firm of Spicer & Oppenheim, where he was promoted to manager in 1990. In 1990, he joined the “Big-Six” independent public accounting firm of Coopers & Lybrand as an audit manager, specializing in the financial services industry and complicated financial structures. Mr. Petitt is a Certified Public Accountant and is a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants.

Kevin J. Engl - Managing Director

Mr. Engl joined Coast Asset Management in August 2000. He is a member of the fund of funds Investment Committee and co-heads the team that is responsible for manager research, due diligence and quantitative analysis for Coast’s multi-manager products. Prior to joining Coast, Mr. Engl spent four years as an asset allocator and risk manager for a large private family portfolio. Much of his early career was focused on the foreign exchange and commodity markets. He was a foreign exchange and commodity derivatives specialist with The Citibank Private Bank. Preceding this, Mr. Engl was with Cathcart Associates, a Commodity Trading Advisor, where he designed hedging strategies for corporate and high-net-worth clients and traded foreign exchange and energy futures. He began his career with Citibank, first as an international economist and then as a research associate in the Foreign Exchange Options Unit. Mr. Engl completed both his Ph.D. course work in Finance and his M.S. in Economics at the University of Illinois. He received his B.A. in Economics and Political Science from the University of Delaware in 1980.

Desmond P. Werthman - Managing Director

Mr. Werthman joined Coast Asset Management in September 2003. He is a member of the fund of funds Investment Committee and co-heads the team that is responsible for manager research, due diligence and quantitative analysis for Coast’s multi-manager products. Prior to joining Coast, Mr. Werthman was the Senior Portfolio Manager for Ontario Partners, LP, a multi-manager, arbitrage oriented fund of funds. Immediately preceding Ontario Partners, LP, Mr. Werthman was the Director of Alternative Investment Research and the Portfolio Manager of a proprietary fund of funds for the Bank of Montreal. Mr. Werthman got his start in the fund of funds business as a research analyst, and later portfolio manager, for a European family office. He received his B.A. in Political Science from Columbia University.

Management Fee. As compensation for services required to be provided by the Investment Manager under the Investment Management Agreement, the Fund will pay the Investment Manager a monthly fee (the “Management Fee”) computed at the annual rate of 1.0% of the aggregate value of outstanding Shares determined as of the last day of the month (before any repurchases of Shares).

Performance Allocation. The Investment Manager will be allocated a Performance Allocation with respect to each Series equal to 15% of any New Appreciation in that Series in excess of the Benchmark at the end of the Initial Annual Period for the Series, and at each month-end Determination Date thereafter.

“Initial Annual Period” means the full twelve-month period immediately following the date on which a Series are initially issued.

“Determination Date” means the last business day of the Initial Annual Period, and thereafter the last business day of each month.

“New Appreciation” equals (A) the Adjusted Net Asset Value of a Series as of the relevant Determination Date (before reduction for any Performance Allocation payable as of such date) minus (B) the highest Adjusted Net Asset Value of that Series as of any previous Determination Date (in the case of the Performance Allocation calculation as of the end of the Initial Annual Period, the Adjusted Net Asset Value on the date Shares of that series were first issued).

“Adjusted Net Asset Value” of a Series means the aggregate Net Asset Value of that Series as of the relevant Determination Date, decreased by the purchase of all Shares of that series issued by the Fund and increased by all distributions and redemptions with respect to that Series from the date Shares of that Series were initially issued through such Determination Date.

“Benchmark” equals (A) with respect to the Initial Annual Period of a class of Shares, the product of (x) the Adjusted Net Assets of that Series for the Initial Annual Period multiplied by (y) the average three-month U.S. Treasury bill yield for the Initial Annual Period, and (B) following the Initial Annual Period, (i) the Adjusted Net Assets of that Series for the Determination Date as of which the calculation is being made multiplied by (ii) 1/12 of the average three-month U.S. Treasury bill yield for such month plus (2) the amount calculated in (A) and (B)(1) above for each prior Determination Date since the last Determination Date on which a Performance Allocation was made with respect to that Series (or, if no Performance Allocation) has been made previously, from the date Shares of that series were initially issued).

“Adjusted Net Assets” of a Series means (A) with respect to the Initial Annual Period, Net Asset Value of the Series as of the beginning of the Initial Annual Period (adjusted on a pro rata basis for purchases of Shares, distributions, and redemptions during the Initial Annual Period, reflecting the number of days which such amounts added or withdrawn were in the Fund during the Initial Annual Period), and (B) with respect to each Determination Date after the Initial Annual Period, the Net Asset Value of the Series at the beginning of the month in which the Determination Date falls (adjusted on a pro rata basis for purchases of Shares, distributions, and redemptions, during such month, reflecting the number of days which such amounts added or withdrawn were in the Fund during such month).

Should New Appreciation with respect to a Series be negative as of any Determination Date, such negative amount will be viewed as a loss which will be carried forward, and no Performance Allocation shall be made with respect to that Series until such loss is recovered; provided, however, that, if new Shares are issued or redemptions occur in that Series at a time when there is any such loss carryforward, the loss which must be recovered will be adjusted pro rata.

The Investment Manager is authorized to modify the Performance Allocation upon 90 days’ prior written notice to shareholders, but without their consent. The Fund will only approve such modification if shareholders have been provided adequate notice and if they may withdraw all of their interest in the Fund prior to such modification.

Shareholder Servicing Fee. The Fund intends to pay compensation to selected placement agents that hold Shares for their customers in accordance with the shareholder servicing agreements between the Fund and the placement agents. The shareholder servicing fee is payable quarterly at an annual rate of 0.50% of the average daily value of outstanding Shares held by the placement agents for their customers (prorated for shorter periods). The placement agents will provide customary shareholder services, including responding to shareholder questions about the Fund, including requests to transfer Shares, assisting in selecting dividend payment options and assisting the Fund in administering repurchases. The agreements with the placement agent will provide that each placement agent agree to cooperate in the event of a regulatory audit to determine the Qualified Investor status of the shareholders of the Fund. The amount of the shareholder servicing fee may be reduced or eliminated over time to the extent required by applicable regulations or the requirements of the National Association of Securities Dealers, Inc. Servicing fees will accrue daily as an expense of the Fund.

Administrative Services. Under the terms of an administration agreement with the Fund, [                    ] will perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by Federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. In consideration for these services, the Fund will pay [                    ] a monthly fee computed at the annual rate of 0.25% of the aggregate value of outstanding Shares determined as of the last day of each calendar month (the “Administration Fee”).

Fund Expenses. The Fund will bear its own expenses including, but not limited to, the Management Fee; Performance Allocation, the Administration Fee; any taxes; investment-related expenses incurred by the Fund (e.g., management fees charged by the Advisors and Advisor Funds, costs associated with organizing and operating any Advisor Accounts, placement agency fees, interest on indebtedness, fees for data and software providers, research expenses and professional fees (including, without limitation, expenses of consultants and experts) relating to investments); fees and expenses for accounting and custody services; the fees and expenses of Fund counsel, legal counsel to the Independent Trustees and the Fund’s independent auditors; costs associated with the registration of the Fund, including the costs of compliance with Federal and state laws; costs and expenses of holding meetings of the Board and meetings of shareholders, including costs associated with preparation and dissemination of proxy materials; the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Board; and such other expenses as may be approved by the Board. The Fund will reimburse the Investment Manager for any of the above expenses that it pays on behalf of the Fund.

Ongoing offering costs required by applicable accounting principles to be charged to capital that incurred during a fiscal period will be charged to capital for the period.

Any Fund organizational expenses or initial offering costs above $.05 per Share will be borne voluntarily by the Investment Manager.

REPURCHASE OFFERS

The Fund expects that a substantial portion of its investments will be illiquid and does not intend to maintain a significant cash position. For this reason, the Fund is structured as a closed-end fund, which means that shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for its Shares. As a result, if shareholders invest in the Fund shareholders will have very limited opportunity to sell their Shares.

To provide shareholders with a degree of liquidity, and the ability to receive net asset value on a disposition of their Shares, the Fund intends to make quarterly offers to repurchase its Shares unless the Board determines that any such offer would not be in the Fund’s and the shareholders’ best interest. The repurchase offers will be limited to a specified percentage of the Fund’s outstanding Shares. Shares will be repurchased at their net asset value; the Fund will not charge a repurchase fee. The Fund intends to commence the first quarterly repurchase offer in November 2004 and to complete it in January 2005. Thereafter, quarterly repurchase offers will commence each March, June, September and December and will be completed in the month then following. The quarterly offers constitute a fundamental policy of the Fund that may be changed only with the approval of the Fund’s shareholders.

The Board will consider the following factors, among others, in making its determination:

•	whether any shareholders have requested to tender Shares to the Fund;

•	the liquidity of the Fund’s assets;

•	the investment plans and working capital requirements of the Fund;

•	the relative economies of scale with respect to the size of the Fund;

•	the history of the Fund in repurchasing Shares or portions thereof;

•	the economic condition of the securities markets; and

•	the anticipated tax consequences to the Fund of any proposed repurchases of Shares or portions thereof.

Each such quarter, the Fund will offer to repurchase up to 5% of the number of Shares outstanding on the date repurchase requests are due.

When a repurchase offer commences, the Fund will send a notification of the offer, in advance of such offer, to shareholders via their financial intermediaries. The notification will specify, among other things:

•	the percentage of Shares that the Fund is offering to repurchase;

•	the date on which a shareholder’s repurchase request is due;

•	the date that will be used to determine the Fund’s net asset value applicable to the Share repurchase;

•	the date by which shareholders will receive the proceeds from their Share sales; and

•	the most current net asset value of the Shares that is available on the date of the notification, although such net asset value may not be the net asset value at which repurchases are made.

REPURCHASE PROCEDURES

Due to liquidity restraints associated with the Fund’s investments in Advisor Funds and the fact that the Fund may have to effect withdrawals from those funds to pay for Shares being repurchased, it is presently expected that, under the procedures applicable to the repurchase of Shares, Shares will be valued for purposes of determining their repurchase price as of a date approximately one month after the date by which shareholders must submit a repurchase request (the “Valuation Date”) and that the Fund will generally pay the value of the Shares repurchased (or as discussed below, 95% of such value if all Shares owned by a shareholder are repurchased) approximately one month after the Valuation Date. This amount will be subject to adjustment upon completion of the annual audit of the Fund’s financial statements for the fiscal year in which the repurchase is effected (which it is expected will be completed within 60 days after the end of each fiscal year). If all Shares owned by a shareholder are repurchased, the shareholder will receive an initial payment equal to 95% of the estimated value of the Shares and the balance due will be determined and paid promptly after completion of the Fund’s audit and will be subject to audit adjustment.

Under these procedures, shareholders will have to decide whether to tender their Shares for repurchase without the benefit of having current information regarding the value of Shares as of a date proximate to the Valuation Date. The shareholder may inquire of the Fund, at the telephone number indicated on the back cover of the Confidential Memorandum, as to the Share value last determined. In addition, there will be a substantial period of time between the date as of which shareholders must tender Shares and the date they can expect to receive payment for their Shares from the Fund. However, promptly after the expiration of a repurchase offer, shareholders whose Shares are accepted for repurchase will be given non-interest bearing, non-transferable promissory notes by the Fund representing the Fund’s obligation to pay for repurchased Shares. Payments for repurchased Shares may be delayed under circumstances where the Fund has determined to redeem its interest in Advisor Funds to make such payments, but has experienced delays in receiving payments from the Advisor Funds.

A shareholder who tenders for repurchase only a portion of his Shares will be required to maintain a minimum account balance of $100,000. If a shareholder tenders a portion of his Shares and the repurchase of that portion would cause the shareholder’s account balance to fall below this required minimum, the Fund reserves the right to reduce the portion of the Shares to be purchased from the shareholder so that the required minimum balance is maintained.

Repurchases of Shares by the Fund are subject to certain regulatory requirements imposed by SEC rules.

CALCULATION OF NET ASSET VALUE

The Fund will compute its net asset value as of the last day of each month generally by the 15th day of the following month. In determining its net asset value, the Fund will value its investments as of the month-end. The net asset value of the Fund will equal the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses. The Board has approved procedures pursuant to which the Fund will value its investments in Advisor Funds at fair value. In accordance with these procedures, fair value as of each month-end ordinarily will be the value determined as of such month-end for each Advisor Fund in accordance with the Advisor Fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in an Advisor Fund will represent the amount that the Fund could reasonably expect to receive from an Advisor Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes is reliable. In the event that an Advisor Fund does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Advisor Fund based on the most recent value reported by the Advisor Fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Fund’s valuation date.

Prior to investing in any Advisor Fund, the Investment Manager will conduct a due diligence review of the valuation methodology utilized by the Advisor Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Investment Manager reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Board provide that the Investment Manager will review the valuations provided by the Advisors to the Advisor Funds, neither the Investment Manager nor the Board will be able to confirm independently the accuracy of valuations provided by such Advisors (which are unaudited).

The Fund’s valuation procedures require the Investment Manager to consider all relevant information available at the time the Fund values its portfolio. The Investment Manager and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by the Advisor of an Advisor Fund does not represent the fair value of the Fund’s investment in the Advisor Fund. Although redemptions of interests in Advisor Funds are generally subject to advance notice requirements, Advisor Funds typically will make available net asset value information to holders which will represent the price at which, even in the absence of redemption activity, the Advisor Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Advisor Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Advisor Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. In accordance with generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular Advisor Fund. In other cases, as when an Advisor Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Advisor Fund interests, the Fund may determine that it is appropriate to apply a discount to the net asset value of the Advisor Fund. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by the Advisors of the Advisor Funds, upon which the Fund calculates its month-end net asset value, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Advisor Funds are audited by those Funds’ independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds of the Fund received by shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Advisors or revisions to net asset value of an Advisor Fund adversely affect the Fund’s net asset value, the outstanding Shares will be adversely affected by prior repurchases to the benefit of shareholders who had their Shares repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Interests and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares. New shareholders may be affected in a similar way.

The procedures approved by the Board provide that, when deemed appropriate by the Investment Manager and consistent with the 1940 Act, investments in the Advisor Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund’s investment will be revalued in a manner that the Investment Manager, in accordance with procedures approved by the Board, determines in good faith best reflects approximate market value. The Board will be responsible for ensuring that the valuation policies utilized by the Investment Manager are fair to the Fund and consistent with applicable regulatory guidelines.

If the Fund holds any securities other than interests in Advisor Funds, the Fund will generally value the portfolio securities of any Advisor Accounts and the portfolio securities held by the Fund as follows:

(1)

U.S. exchange-listed and NASDAQ-traded equity securities (other than options) will be valued at their closing composite sale prices as reported on the exchange on which those securities are primarily traded. If no sales of those securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by those exchanges. Securities traded on a non-U.S. securities exchange will be valued at their closing sale prices on the exchange on which the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Listed options will be valued at their bid prices (or ask prices in the case of listed options held short) as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Board. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Investment Manager and/or the Board will reevaluate its fair value methodology to determine, what, if any, adjustments should be made to the methodology.

(2)	Debt securities (other than convertible debt securities) will be valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Board will regularly monitor the methodology and procedures used in connection with valuations provided by the pricing service. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost, so long as this method of valuation is determined by the Board to represent fair value.

(3)	If, in the view of the Investment Manager, the bid price of a listed option or debt security (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, the Investment Manager may request a valuation committee, comprised among others of at least one director, to instead adopt procedures to be used by the Investment Manager, if so delegated by the Board and in accordance with procedures adopted by the Board, to value the security at fair value, subject to the oversight of the valuation committee.

(4)	All assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars using non-U.S. exchange rates provided by a pricing service. Trading in non-U.S. securities generally is completed, and the values of non-U.S. securities are determined, prior to the close of securities markets in the United States. Non-U.S. exchange rates are also determined prior to such close. On occasion, the values of non-U.S. securities and exchange rates may be affected by significant events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When an event materially affects the values of securities held by the Fund or its liabilities, the securities and liabilities will be valued at fair value as determined in good faith by, or under the supervision of, the Board.

The Investment Manager or its affiliates act as investment adviser to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Investment Manager or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Management Fee are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net assets if the judgments of the Board, the Investment Manager, or Advisors should prove incorrect. Also, Advisors will only provide determinations of the net asset value of Advisor Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Fund more frequently.

DISTRIBUTION POLICY

The Fund will make distributions necessary to maintain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

Dividends. The amount of any dividends the Fund pays may vary over time, depending on market conditions, the composition of the Fund’s investment portfolio and the expenses borne by the Shares.

Capital Gains Distributions. An Advisor Fund may realize capital gains on the sale of portfolio securities. If it does, the Fund will make distributions out of any net short-term or long-term capital gains, normally in December of each year. The Fund reserves the right, subject to appropriate regulatory approval, as necessary, to distribute capital gains more frequently.

TAXES

This information is only a summary of certain Federal income tax information about its investment. Shareholders should consult with their tax advisor about the effect of an investment in the Fund on their particular tax situation.

Taxes. The Fund intends to qualify as a regulated investment company under the Code. That means that in each year it qualifies and distributes to its shareholders at least 90% of its “investment company taxable income” (as defined in the Code, but without regard to the dividends paid deduction), it will pay no Federal income tax on the earnings or capital gains it distributes to its shareholders. This avoids a “double tax” on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Shares are held in a retirement account or the shareholder is otherwise exempt from tax). Tax-exempt U.S. investors will not incur unrelated business taxable income with respect to an unleveraged investment in Shares.

Shareholders should be aware of the following tax implications of investing in the Fund:

•	Dividends paid from net investment income and short-term capital gains are taxable as ordinary income. Distributions of the Fund’s long-term capital gains are taxable as long-term capital gains. It does not matter how long shareholders have held their Shares.

•	If the Fund receives dividends from U.S. corporations, a portion of the dividends paid by the Fund to corporate shareholders may be eligible for the corporate dividends received deduction. In addition, for taxable years beginning on or before December 31, 2008, distributions of net investment income that are designated by the Fund as derived from “qualified dividend income” are taxed to individuals at the rates applicable to long-term capital gains. Certain holding period and other requirements must be met by shareholders and the Fund for distributions to be eligible for the corporate dividends received deduction or the preferential individual tax rates that apply to qualified dividend income, as the case may be.

•	Every calendar year the Fund will send shareholders and the Internal Revenue Service a statement showing the amount of any taxable dividends and other distributions the Fund paid to shareholders in the previous calendar year. The tax information the Fund sends shareholders will separately identify any long-term capital gains or qualified dividend income distribution the Fund paid to shareholders.

•	Because Share prices fluctuate, shareholders may have a capital gain or loss when its Shares are repurchased or shareholders exchange them. A capital gain or loss is the difference between the price shareholders paid for the Shares and the price shareholders received when they were accepted for repurchase or exchange. Generally, when Shares shareholders have tendered are repurchased, shareholders must recognize any capital gain or loss on those Shares.

•	If shareholders buy Shares on the date or just before the date the Fund declares a capital gains distribution, a portion of the purchase price for the Shares will be returned to shareholders as a taxable distribution.

•	The tax treatment of dividends and distributions will be the same regardless of whether they are paid to shareholders in cash or reinvested in additional Shares of the Fund.

•	Shareholders should review the more detailed discussion of Federal income tax considerations.

The Fund may be required to withhold Federal income tax from all taxable distributions payable if shareholders:

•	fail to provide the Fund with their correct taxpayer identification number;

•	fail to make required certifications; or

•	have been notified by the Internal Revenue Service that shareholders are subject to backup withholding.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. The Fund will identify returns of capital in shareholder notices.

PLACEMENT AGENTS

The Fund will pay a shareholder servicing fee to unaffiliated placement agents that have entered into a shareholder servicing agreement with the Fund at the initial annual rate of 0.50% of the net asset value of the outstanding Shares owned by customers of such placement agents. The Fund may also pay a shareholder servicing fee to affiliated placement agents, but only if such fees will be used to pay unaffiliated sub-placement agents. Coast Asset Securities, LLC has entered into shareholder servicing agreements with the Fund. The principal business address of Coast Asset Securities, LLC is 2450 Colorado Avenue, Suite 100, East Tower, Santa Monica, California 90404.

INVESTOR QUALIFICATIONS

Shares will be sold only to persons that are “Qualified Clients” within the meaning of the Advisers Act. Such term includes: (i) a natural person or company (other than a company that is required to be registered under the 1940 Act but is not registered) that has a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000; (ii) persons who have at least $750,000 under the Investment Manager’s or its affiliates’ management, including any amount invested in the Fund; and (iii) certain employees of the Investment Manager and its affiliates within Coast.

Shares may also only be sold to persons who are “Accredited Investors” within the meaning of Regulation D under the 1933 Act. Generally, this includes natural persons whose net worth is in excess of $1,000,000, or whose individual income for the past two years exceeds $200,000 for each year (with his or her spouse, $300,000) and who has a reasonable expectation of reaching the same income level in the current year. It also includes companies whose total assets exceed $5,000,000.

In addition, Shares are offered only to investors that are U.S. persons for Federal income tax purposes. A person is considered a U.S. person for Federal income tax purposes if the person is: (i) a citizen or resident of the United States; (ii) a corporation, partnership (including an entity treated as a corporation or partnership for Federal income tax purposes) or other entity (other than an estate or trust) created or organized under the laws of the United States, any state therein or the District of Columbia; (iii) an estate (other than a foreign estate defined in Section 7701(a)(31)(A) of the Internal Revenue Code of 1986, as amended (the “Code”)); or (iv) a trust, if a court within the U.S. is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of such trust.

Prospective investors must complete a Subscription Agreement, attached hereto as Exhibit A, in order to acquire an interest in the Fund.

PURCHASE TERMS

Shares are being offered only to Qualified Investors that meet all requirements to invest in the Fund. The minimum initial investment in the Fund by an investor is $100,000 and the minimum additional investment is $50,000. This minimum may be modified by the Fund from time to time. In connection with initial and additional investments, an investor’s broker may impose a sales charge of up to 3% of the purchase price.

Before an investor may invest in the Fund, the investor must certify that it is a Qualified Investor, that it meets other requirements for investment, and that the investor will not transfer its shares without the prior consent of the Fund.

INVESTMENT POLICIES AND PRACTICES

The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Confidential Memorandum. Certain additional investment information is set forth below.

FUNDAMENTAL POLICIES

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (“Shares”), are listed below. Within the limits of these fundamental policies, the Fund’s management has reserved freedom of action. As defined in the 1940 Act, the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of security holders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund may not:

•	Issue senior securities.

•	Borrow money, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC.

•	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

•	Make loans, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements except as permitted under the 1940 Act.

•	Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or issued by companies that invest or deal in real estate or real estate investment trusts.

•	Invest in commodities or commodity contracts, except that the Fund may purchase and sell non-U.S. currency, options, futures and forward contracts, including those related to indexes, and options on indexes.

•

Invest 25% or more of the value of its total assets in the securities (other than U.S. Government securities) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses; provided, however, that the Fund will invest 25% or more of the value of its total assets in Advisor Funds that pursue market neutral investment strategies (except temporarily during any period of adverse market conditions affecting Advisor Funds that pursue such strategies), but will not invest 25% or more of the value of its total assets in Advisor Funds that, in the aggregate, have investment programs that focus on investing in any single industry.

For purposes of the Fund’s policy not to concentrate its investments as described above, the Fund has adopted the industry classifications set forth in Appendix A to this Confidential Memorandum. This is not a fundamental policy.

Currently, under the 1940 Act, the maximum amount a mutual fund may borrow from banks is up to one-third of its total assets (including the amount borrowed). A fund may borrow up to 5% of its total assets for temporary purposes from any person. Under the 1940 Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

The Fund cannot issue “senior securities,” but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

With respect to these investment restrictions and other policies described in this Confidential Memorandum (except the Fund’s policies on borrowings and senior securities set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund’s investment policies and restrictions do not apply to the activities and transactions of the investment funds in which the Fund’s assets are invested, but will apply to investments made by the Fund.

The Fund’s investment objective is not in itself fundamental.

CERTAIN PORTFOLIO SECURITIES AND OTHER OPERATING POLICIES

As discussed in the Confidential Memorandum, the Fund will invest primarily in private investment funds (“Advisor Funds”) that are managed by alternative asset managers (“Advisors”) that employ a wide range of specialized investment strategies that each individually offers the potential for attractive investment returns and which, when blended together within the Fund’s portfolio, are designed to produce an overall investment exposure that has a low correlation to the general performance of equity, debt and other markets. Advisor Funds may be either U.S. private investment funds or certain qualifying non-U.S. private investment funds. The Fund may also on occasion retain an Advisor to manage a designated segment of the Fund’s assets (a “Advisor Account”) in accordance with the Advisor’s investment program. Additional information regarding the types of securities and financial instruments in which Advisors may invest the assets of Advisor Funds and Advisor Accounts, and certain of the investment techniques that may be used by Advisors, is set forth below.

Equity Securities

The investment portfolios of Advisor Funds and Advisor Accounts will include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

Advisors may generally invest Advisor Funds and Advisor Accounts in equity securities without restriction. These investments may include securities issued by companies having relatively small market capitalization, including “micro cap” companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. These securities are also subject to other risks that are less prominent in the case of the securities of larger companies.

Fixed-Income Securities

Advisor Funds and Advisor Accounts may invest in fixed-income securities. An Advisor will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

Advisor Funds and Advisor Accounts may invest in both investment grade and non-investment grade debt securities (commonly referred to as “junk bonds”). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a “Rating Agency”) in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by an Advisor to be of comparable quality.

An Advisor Fund’s or Advisor Account’s investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

Non-U.S. Securities

Advisor Funds and Advisor Accounts may invest in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts (“ADRs”), that represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities in which Advisor Funds and Advisor Accounts may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the U.S. These factors are listed in the Confidential Memorandum under “Risk Factors—Non-U.S. Investments.”

As a general matter, Advisor Funds and Advisor Accounts are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, an Advisor Fund or Advisor Account may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Advisor Fund’s or Advisor Account’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Advisor Fund or Advisor Account for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Advisor Fund or Advisor Account anticipates purchasing or selling a non-U.S. security. This technique would allow the Advisor Fund or Advisor Account to “lock in” the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Advisor Fund’s or Advisor Account’s existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Advisor Fund’s or Advisor Account’s non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the Fund’s or an Advisor Fund’s investment objective, such as when an Advisor anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund’s or Advisor Fund’s investment portfolio.

ADRs involve substantially the same risks as investing directly in securities of non-U.S. issuers, as discussed above. ADRs are receipts typically issued by a U.S. bank or trust company that show evidence of underlying securities issued by a non-U.S. corporation. Issuers of unsponsored Depository Receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers.

Money Market Instruments

The Fund, Advisor Funds and Advisor Accounts may invest during periods of adverse market or economic conditions for defensive purposes some or all of their assets in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents in such amounts as Coast Asset Management L.P., the Fund’s Investment Manager, or Advisors deem appropriate under the circumstances. The Fund or Advisor Funds also may invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Repurchase Agreements

Repurchase agreements are agreements under which the Fund, an Advisor Fund or Advisor Account purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund, Advisor Fund or Advisor Account would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund, Advisor Fund or Advisor Account might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks. The Fund has adopted specific policies designed to minimize certain of the risks of loss from its use of repurchase agreements.

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to an Advisor Fund or Advisor Account. Reverse repurchase agreements are a form of leverage which also may increase the volatility of an Advisor Fund’s or Advisor Account’s investment portfolio.

Special Investment Techniques

Advisor Funds and Advisor Accounts may use a variety of special investment techniques as more fully discussed below to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. These techniques may involve the use of derivative transactions. The techniques Advisor Funds and Advisor Accounts may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that Advisor Funds or Advisor Accounts may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that an Advisor Fund or Advisor Account may suffer losses as a result of its hedging activities.

Derivatives

Advisor Funds and Advisor Accounts may engage in transactions involving options, futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit Advisor Funds and Advisor Accounts to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on an Advisor Fund’s or Advisor Account’s performance.

If an Advisor Fund or Advisor Account invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Advisor Fund’s or Advisor Account’s return or result in a loss. An Advisor Fund or Advisor Account also could experience losses if its derivatives were poorly correlated with its other investments, or if the Advisor Fund or Advisor Account were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Options and Futures

The Advisors may utilize options and futures contracts. Such transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, an Advisor Fund or Advisor Account bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. Such transactions may also be illiquid and, in such cases, an Advisor may have difficulty closing out its position. Over-the-counter options purchased and sold by Advisor Funds and Advisor Accounts may include options on baskets of specific securities.

The Advisors may purchase call and put options on specific securities, on indices, on currencies or on futures, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which an Advisor Fund or Advisor Account owns the underlying security. The sale of such an option exposes an Advisor Fund or Advisor Account during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on an Advisor Fund’s or Advisor Account’s books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Advisor Funds and Advisor Accounts need not be covered.

An Advisor Fund or Advisor Account may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Advisor Fund or Advisor Account will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, an Advisor would ordinarily effect a similar “closing sale transaction,” which involves liquidating position by selling the option previously purchased, although the Advisor could exercise the option should it deem it advantageous to do so.

The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the “CFTC”) by Advisor Funds and Advisor Accounts could cause the Fund to be a commodity pool, which would require the Fund to comply with certain rules of the CFTC. However, the Investment Manager will claim an exclusion from the definition of the term “Commodity Pool Operator” under the Commodity Exchange Act, as amended, and therefore is not subject to registration or regulation as a Commodity Pool Operator under the Commodity Exchange Act.

Advisor Funds and Advisor Accounts may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting an Advisor Fund or Advisor Account to substantial losses.

Successful use of futures also is subject to an Advisor’s ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Some or all of the Advisors may purchase and sell stock index futures contracts for an Advisor Fund or Advisor Account. A stock index future obligates an Advisor Fund or Advisor Account to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

Some or all of the Advisors may purchase and sell interest rate futures contracts for an Advisor Fund or Advisor Account. An interest rate future obligates represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

Some or all of the Advisors may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

Options on Securities Indexes

Some or all of the Advisors may purchase and sell for the Advisor Funds and Advisor Accounts call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by an Advisor of options on stock indexes will be subject to the Advisor’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Warrants and Rights

Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Swap Agreements

The Advisors may enter into equity, interest rate, index and currency rate swap agreements on behalf of Advisor Funds and Advisor Accounts. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by an Advisor Fund or Advisor Account would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, an Advisor Fund’s or Advisor Account’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, an Advisor Fund’s or Advisor Account’s risk of loss consists of the net amount of payments that it contractually is entitled to receive.

To achieve investment returns equivalent to those achieved by an Advisor in whose investment vehicles the Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. The Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The Federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear. The Fund does not currently intend to use swaps or other derivatives in this manner.

Lending Portfolio Securities

An Advisor Fund or Advisor Account may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Advisor Fund or Advisor Account continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Advisor Fund or Advisor Account an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. An Advisor Fund or Advisor Account generally will receive collateral consisting of cash, U.S. government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Advisor Fund or Advisor Account might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Advisor Fund or Advisor Account.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, an Advisor Fund or Advisor Account may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Advisor Fund or Advisor Account enters into the commitment, but the Advisor Fund or Advisor Account does not make payment until it receives delivery from the counterparty. After an Advisor Fund or Advisor Account commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose an Advisor Fund or Advisor Account to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when an Advisor Fund or Advisor Account is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of an Advisor Fund or Advisor Account. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by an Advisor Fund or Advisor Account on a forward basis will not honor its purchase obligation. In such cases, the Advisor Fund or Advisor Account may incur a loss.

SALES CHARGE

In connection with initial and additional purchases of Shares, investors may be charged by their brokers sales commissions of up to 3% of the purchase price of the Shares being purchased, at the sole discretion of the investor’s broker.

REPURCHASES, MANDATORY REDEMPTIONS AND TRANSFERS OF SHARES

Repurchase Offers

The Fund expects that a substantial portion of its investments will be illiquid and does not intend to maintain a significant cash position. For this reason, the Fund is structured as a closed-end fund, which means that shareholders will not have the right to redeem its Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for its Shares. As a result, shareholders will have very limited opportunity to sell their Shares.

To provide shareholders with a degree of liquidity, and the ability to receive net asset value on a disposition of Shares, the Fund intends to make quarterly offers to repurchase its Shares; however, if the Board determines it would not then be in the Fund’s best interest to make a repurchase the Board may determine not to make such an offer. The repurchase offers will be limited to a specified percentage of the Fund’s outstanding Shares. Shares will be repurchased at their net asset value; the Fund will not charge a repurchase fee. The Fund intends to commence the first quarterly repurchase offer in October 2004 and to complete it in December 2004. Thereafter, quarterly repurchase offers will commence each December, March, June and September and will be completed in the month then following. The quarterly offers will be made pursuant to a fundamental policy of the Fund that may be changed only with the approval of the Fund’s shareholders.

The Board will consider the following factors, among others, in making its determination:

•	whether any shareholders have requested to tender Shares to the Fund;

•	the liquidity of the Fund’s assets;

•	the investment plans and working capital requirements of the Fund;

•	the relative economies of scale with respect to the size of the Fund;

•	the history of the Fund in repurchasing Shares or portions thereof;

•	the economic condition of the securities markets; and

•	the anticipated tax consequences to the Fund of any proposed repurchases of Shares or portions thereof.

At each such quarter by repurchase offer, the Fund will offer to repurchase up to 5% of the number of Shares outstanding on the date repurchase requests are due.

Mandatory Redemptions

The Fund has the right to redeem Shares under certain circumstances. Such mandatory redemptions may be made if:

•	Shares have been transferred or Shares have vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a shareholder;

•	ownership of Shares will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•	continued ownership of such Shares may be harmful or injurious to the business or reputation of the Fund or the Investment Manager, or may subject the Fund or any shareholders to an undue risk of adverse tax or other fiscal consequences;

•	any of the representations and warranties made by a shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true; or

•	it would be in the best interests of the Fund to redeem Shares or portion thereof.

Transfers of Shares

Transfers of Shares may not be made without the prior consent of the Fund. Transferees must represent to the Fund that they satisfy all of the eligibility criteria associated with an investment in the Fund (e.g., that it is a Qualified Client and Accredited Investor).

BOARD OF TRUSTEES; OFFICERS

Board of Trustees

The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Board is comprised of both “independent” Trustees, as defined in the 1940 Act (the “Independent Trustees”), and Trustees who are not independent (the “Interested Trustees”). The Board meets periodically throughout the year to oversee the Fund’s activities and to review its performance and the actions of the Investment Manager.

A Trustee serves on the Board for indefinite duration, until he is removed, resigns or is subject to various disabling events such as death or incapacity. A Trustee may resign upon 90 days’ prior written notice to the Board and may be removed either by vote of two-thirds of the Board not subject to the removal vote or of the shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all shareholders.

In the event of any vacancy in the position of a Trustee, the remaining Trustees may appoint an individual to serve as a Trustee, so long as immediately after such appointment at least two-thirds of the Trustees then serving would have been elected by the shareholders. The Trustees may call a meeting of shareholders to fill any vacancy in the position of a Trustee and must do so within 60 days after any date on which Trustees who were elected by the shareholders cease to constitute a majority of the Trustees then serving. If no Trustee remains to manage the business of the Fund, the Investment Manager may manage and control the Fund, but must convene a meeting of shareholders within 60 days for the purpose of either electing new Trustees or dissolving the Fund. The Board will render assistance to shareholders on the question of the removal of a Trustee in the manner required by Section 16(c) of the 1940 Act.

Committees

The Board does not have a standing nominating or compensation committee but has appointed an Audit Committee, comprised of [Messrs. [            ], [            ], and [            ]], all of whom are Independent Trustees.

The Audit Committee recommends the selection of the independent auditor to the Board. It also (i) reviews the scope and results of audits and the audit fees charged, (ii) reviews reports from the Fund’s independent auditor regarding the adequacy of the Fund’s internal accounting procedures and controls, and (iii) establishes a separate line of communication between the Fund’s independent auditors and its Independent Trustees.

Based on the Audit Committee’s recommendation, the Board, including a majority of the Independent Trustees, selected Ernst & Young LLP as auditors of the Fund. Ernst & Young LLP also serves as auditors for certain other funds for which the Investment Manager acts as investment advisor.

Trustee Compensation

The Fund pays each Independent Trustee an annual retainer of $[            ] and a per meeting fee of $[            ]. The Interested Trustees receive no fees or other compensation from the Fund. All Trustees are reimbursed by the Fund for their reasonable travel and out-of-pocket expenses. The Trustees do not receive any pension or retirement benefits from the Fund.

The Independent Trustees received the compensation shown below with respect to the period ended                     , 200   from the Fund for serving as a trustee, manager or member of a committee (if applicable) of the board of the Fund.

Trustee	Compensation from Fund	Compensation from Fund
[ ] Audit Committee Chairman	[$0]	$[ ]
[ ] Audit Committee Member	[$0]	$[ ]
[ ] Audit Committee Member	[$0]	$[ ]
[ ] Audit Committee Member	[$0]	$[ ]

Trustees

Information as of [June 30, 2004] concerning each of the Trustees is set forth below. Each Trustee’s address is 2450 Colorado Avenue, Suite 100 East Tower Santa Monica, California 90404. Brief descriptions of the Interested Trustees’ relationships with the Investment Manager follow.

Independent Trustees

Name; Commencement of Service; Age	Principal occupation(s) during past 5 years	Dollar range of Shares beneficially owned in the Fund		Aggregate dollar range of Shares beneficially owned in the portfolio of the Fund overseen by Trustee
As of [June 30, 2004]

[Name] [Chairman of the Board of Trustees] , 2004 Age: [ ]	• [Add key points in biography]	[	]	[	]

[Name] , 2004 Age: [ ]	• [Add key points in biography]	[	]	[	]

Independent Trustees
Name; Commencement of Service; Age	Principal occupation(s) during past 5 years	Dollar range of Shares beneficially owned in the Fund	Aggregate dollar range of Shares beneficially owned in the portfolio of the Fund overseen by Trustee
As of [June 30, 2004]

Officers

Each of the Fund’s officers serves for an annual term or until his or her earlier resignation, death or removal. The officers of the Fund do not receive any additional compensation from the Fund. Information, as of June 30, 2004, concerning the Fund’s officers is set forth below.

Officers of the Fund
Name; Position; Commencement of Service; Age	Principal occupation(s) during past 5 years

David E. Smith (1) President , 2004 Age: [ ]	Mr. Smith has been the President of Coast Asset Management, L.P. since it inception in 1990. Mr. Smith is also the founder and primary beneficial owner of the Investment Manager. He is also a principal of a number of entities affiliated with the Investment Manager. He is primarily responsible for the trading activities of the various affiliates and is also directly involved with the financing and credit decisions for all trading activities. In addition, Mr. Smith has primary responsibility for selecting managers for the funds.

Christopher D. Petitt (1) Chief Operating Officer , 2004 Age: [ ]	Mr. Petitt has been the Chief Operating Officer of Coast Asset Management L.P. since June 1993. Mr. Petitt is primarily responsible for managing the operations and financing activities of the Investment Manager. Mr. Petitt is also a principal of the investment manager and various affiliates of the Investment Manager.

Kevin J. Engl (1) Vice President , 2004 Age: [ ]	Mr. Engl has been the Vice President of Coast Asset Management L.P. since August 2000. Prior to 2000, Mr. Engl spent four years as an asset allocator and risk manager for a large private family portfolio. Mr. Engl is also a member of the Investment Committee for each of the fund of funds products of the Investment Manager and he heads the team responsible for manager research, due diligence and quantitative analysis for the Investment Manager’s multi-manger products.

Desmond P. Werthman (1) Managing Director Age: [ ]	Mr. Werthman has been a Managing Director of Coast Asset Management L.P since September 2003. Prior to that time, Mr. Wethman served as the Senior Portfolio Manager for Ontario Partners, LP a multi-manager, arbitrage oriented fund of funds. He is also a member of the fund of funds Investment Committee and co-heads the team responsible for manager research, due diligence and quantitative analysis for Coast’s multi-manager products.

(1)	Address is c/o Coast Asset Management L.P., 2450 Colorado Avenue, Suite 100, East Tower, Santa Monica, California 90404.

CODE OF ETHICS

The Fund and the Investment Manager and have each adopted codes of ethics. The codes are designed to detect and prevent improper personal trading by their personnel, including investment personnel, that might compete with or otherwise take advantage of the Fund’s portfolio transactions. Covered persons include the Trustees and the officers and directors of the Investment Manager, as well as employees of the Investment Manager having knowledge of the investments and investment intentions of the Fund. The codes of ethics permit persons subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to the Fund’s registration statement filed with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The codes of ethics are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

INVESTMENT MANAGEMENT SERVICES

The Investment Manager

Coast Asset Management L.P. (the “Investment Manager”) serves as the Fund’s investment manager, subject to the ultimate supervision of and subject to any policies established by the Board. The Investment Manager is responsible for the selection of Advisors and the allocation of the assets of the Fund for investment among the Advisors. In addition, the Investment Manager is responsible for investing the cash portion of the Fund’s assets not invested in Advisor Funds or through Advisor Accounts.

Pursuant to the terms of an investment management agreement entered into between the Fund and the Investment Manager dated as of [●, 2004] (the “Investment Management Agreement”), the Investment Manager is responsible for developing, implementing and supervising the Fund’s investment program and in connection therewith shall regularly provide investment advice and recommendations to the Fund with respect to its investments, investment policies and purchases and sales of securities for the Fund and arranging for the purchase and sale of such securities. The Investment Manager is authorized, subject to the approval of the Board, to retain one or more of its affiliates within Coast to assist the Investment Manager in providing investment management services.

As compensation for services required to be provided by the Investment Manager under the Investment Management Agreement, the Fund will pay the Investment Manager a monthly fee (the “Management Fee”) computed at the annual rate of 1.0% of the aggregate value of outstanding Shares determined as of the last day of the month (before any repurchases of Shares, as defined below).

The Investment Manager is allocated a Performance Allocation equal to 15% of the amount by which new net appreciation (both realized and unrealized) with respect to each series in a class of Shares exceeds the annualized average three month U.S. Treasury bill yield. The Performance Allocation is made on a “peak-to-peak” basis, which means that the Performance Allocation is made only with respect to “new” net appreciation. If the Fund has a net loss with respect to a Series in any period followed by a net profit, no Performance Allocation will be made with respect to such subsequent appreciation until such net loss has been recovered. See “Management of the Fund and Fees” for the details of such calculations.

The Investment Management Agreement has an initial term of two years from the date of its execution, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting Shares of the Fund; provided, that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty, on 60 days’ prior written notice by the Board, by vote of a majority of the outstanding voting Shares of the Fund or by the Investment Manager. The Investment Management Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

The Investment Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Investment Management Agreement, the Investment Manager is not liable to the Fund or to any investor for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security. In addition, it provides that the Investment Manager may act as investment manager for any other person, firm or corporation and use the name “Coast” in connection with other investment companies for which it may act as investment manager or general distributor. If Coast Asset Management L.P. shall no longer act as investment manager of the Fund, the Investment Manager may withdraw the right of the Fund to use the name “Coast” as part of its name.

The Investment Manager or its designee maintains the Fund’s accounts, books and other documents required to be maintained under the 1940 Act at 2450 Colorado Avenue, Suite 100, East Tower, Santa Monica, California 90404.

Portfolio Proxy Voting. Coast Asset Management L.P., as the Fund’s investment manager, is responsible for voting proxies relating to securities owned by the Fund. The Fund invests primarily in private investment partnerships and similar investment vehicles, which are not voting securities. To the extent the Fund invests in voting securities, if any, the Fund’s primary consideration in voting portfolio proxies would be the financial interests of the Fund and its shareholders.

FUND EXPENSES

The Fund will bear all costs and expenses incurred in its business and operations other than those specifically required to be borne by the Investment Manager pursuant to the Investment Management Agreement. Costs and expenses borne by the Fund include, but are not limited to, the following:

•	all costs and expenses directly related to investment transactions and positions for the Fund’s account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in Advisor Funds;

•	all costs and expenses associated with the operation and registration of the Fund, ongoing offering costs and the costs of compliance with, any applicable Federal and state laws;

•	all costs and expenses associated with the organization and operation of separate investment funds managed by Advisors retained by the Fund;

•	the costs and expenses of holding meetings of the Board and any meetings of shareholders, including costs associated with the preparation and dissemination of proxy materials;

•	the fees and disbursements of Fund counsel, legal counsel to the Independent Trustees, independent auditors for the Fund and other consultants and professionals engaged on behalf of the Fund;

•	the Management Fee;

•	the Performance Allocation;

•	the Administration Fee;

•	the fees payable to custodians and other persons providing administrative services to the Fund;

•	the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Board;

•	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders; and

•	such other types of expenses as may be approved from time to time by the Board.

The Advisor Funds will bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by the Fund. The Advisors generally will charge asset-based fees to and receive performance-based allocations from the Advisor Funds, which effectively will reduce the investment returns of the Advisor Funds and the amount of any distributions from the Advisor Funds to the Fund. These expenses, fees and allocations will be in addition to those incurred by the Fund itself.

SHARE OWNERSHIP

As of the date of this Confidential Memorandum, the Trustees and the officers of the Fund as a group owned less than 1% of the outstanding Shares of the Fund.

EXPERTS

Ernst & Young LLP act as independent auditors for the Fund and in such capacity will audit the Fund’s annual and semi-annual financial statements and financial highlights.

CONFLICTS OF INTEREST

Investment Manager

The Investment Manager manages the assets of registered investment companies and provides investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund (“Coast Accounts”). The Fund has no interest in these activities. The Investment Manager and the investment professionals who, on behalf of the Investment Manager, will provide investment advisory services to the Fund will be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Coast Accounts. Such persons will devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

Participation in Investment Opportunities

The Investment Manager expects to employ an investment program for the Fund that is substantially similar to the investment program employed by it for certain Coast Accounts, including a private investment partnership that has an investment program that is substantially the same as the Fund’s investment program. As a general matter, the Investment Manager will consider participation by the Fund in all appropriate investment opportunities that are under consideration for those other Coast Accounts. There may be circumstances, however, under which the Investment Manager will cause one or more Coast Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Investment Manager will commit the Fund’s assets. There also may be circumstances under which the Investment Manager will consider participation by Coast Accounts in investment opportunities in which the Investment Manager does not intend to invest on behalf of the Fund, or vice versa.

The Investment Manager will evaluate for the Fund and for each Coast Account a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or a Coast Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Fund and the Coast Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Coast Accounts may differ from time to time. In addition, the fees and expenses of the Fund will differ from those of the Coast Accounts. Accordingly, the future performance of the Fund and the Coast Accounts will vary.

When the Investment Manager determines that it would be appropriate for the Fund and one or more Coast Accounts to participate in an investment transaction in the same Advisor Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Investment Manager believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Coast Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other and the Investment Manager will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the Investment Manager for the Coast Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed by Advisors with respect to Advisor Funds) on the combined size of positions that may be taken for the Fund and the Coast Accounts, thereby limiting the size of the Fund’s position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for the Fund and the Coast Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Fund may be legally restricted from entering into a “joint transaction” (as defined in the 1940 Act) with the Coast Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See “Other Matters” below.

Directors, officers, employees and affiliates of the Investment Manager may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Investment Manager, or by the Investment Manager for the Coast Accounts, that are the same, different or made at a different time than positions taken for the Fund.

Other Matters

Except in accordance with applicable law, the Investment Manager and its affiliates are not permitted to buy securities or other property from, or sell securities or other property to, the Fund. However, subject to certain conditions imposed by applicable rules under the 1940 Act, the Fund may effect certain principal transactions in securities with one or more accounts managed by the Investment Manager, except for accounts as to which the Investment Manager or any of its affiliates serves as a general partner or as to which it may be deemed to be an affiliated person (or an affiliated person of such a person), other than an affiliation that results solely from the Investment Manager or one of its affiliates serving as an investment adviser to the account. These transactions would be made in circumstances where the Investment Manager has determined it would be appropriate for the Fund to purchase (or sell), and the Investment Manager or has determined it would be appropriate for another account to sell (or purchase), the same security or instrument on the same day.

Future investment activities of the Investment Manager and its affiliates, and of its respective directors, officers or employees, may give rise to additional conflicts of interest.

TAX ASPECTS

This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Internal Revenue Code of 1986, as amended (the “Code”), judicial decisions, Treasury Regulations and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund.

Qualification as a Regulated Investment Company

As a regulated investment company, the Fund is not subject to Federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses, and net short-term capital gain in excess of long-term capital loss) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. That qualification enables the Fund to “pass through” its income and realized capital gains to shareholders without the Fund having to pay tax on them. The Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If it did not qualify as a regulated investment company, the Fund would be treated for Federal income tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year. The Fund must also satisfy certain other requirements of the Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities) and certain other income.

In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under that test, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of “other issuers.” As to each of those “other issuers,” the Fund must not have invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. In addition, no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government are treated as U.S. government securities.

Excise Tax on Regulated Investment Companies

Under the Code, by December 31 of each year, the Fund must distribute at least 98% of its taxable investment income earned from January 1 through December 31 of that year and at least 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay a non-deductible 4% excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet these requirements, in certain circumstances the Fund might be required to liquidate portfolio investments to make sufficient distributions. However, the Board and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Distributions

Dividends paid out of the Fund’s investment company taxable income will be taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether such dividends are paid in cash or reinvested in additional Shares. If a portion of the Fund’s income consists of dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate shareholders may be eligible for the corporate dividends received deduction. In addition, for taxable years beginning on or before December 31, 2008, distributions of net investment income that are designated by the Fund as derived from qualified dividend income are taxed to individuals at the rates applicable to long-term capital gain. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Certain holding period and other requirements must be met by both the shareholder and the Fund for distributions to be eligible for the corporate dividends received deduction or the preferential individual tax rates that apply to qualified dividend income, as the case may be. Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gain, regardless of how long the shareholder has held Fund Shares. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2008. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital, which is applied against and reduces the shareholder’s basis in his or her Shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her Shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Shares.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his Shares by an amount equal to the deemed distribution less the tax credit.

Shareholders will be notified annually as to the Federal tax status of distributions, and shareholders receiving distributions in the form of additional Shares will receive a report as to the net asset value of those Shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of Shares in the Fund which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the Shares sold. Such gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the Shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the Shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that the Shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited as undistributed capital gains) with respect to such Shares.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must attach to its tax return and also separately file with the Internal Revenue Service (“IRS”) a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their particular circumstances.

Hedging and Derivatives Transactions

Certain of the Fund’s hedging and derivatives transactions are subject to special and complex Federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. These rules could therefore affect the character, amount and timing of distributions to shareholders. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Other Investments

The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for Federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in domestic and foreign “high yield” securities. A portion of the interest payments on such high yield securities may be treated as dividends for certain Federal income tax purposes.

As a result of investing in securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level Federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders.

Unrelated Business Taxable Income

Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains.[1] This general exemption from tax does not apply to the “unrelated business taxable income” (“UBTI”) of an exempt organization. Generally, income and gain derived by an exempt organization from the ownership and sale of debt-financed property is taxable in the proportion to which such property is financed by “acquisition indebtedness” during the relevant period of time. Accordingly, a tax-exempt U.S. person investing in the Fund will not realize UBTI with respect to an unleveraged investment in Shares. Tax-exempt U.S. persons are urged to consult their own tax advisors concerning the U.S. tax consequences of an investment in the Fund.

Foreign Taxes

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the Fund qualifies as a regulated investment company, satisfies the 90% distribution requirement and more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, then the Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held Shares for less than a specified minimum period during which it is not protected from risk of loss, (ii) is obligated to make payments related to the dividends or (iii) holds Shares in arrangements in which the shareholder’s expected economic profits after non-U.S. taxes are insubstantial will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such Shares. Additionally, the Fund must also meet this holding period requirement with respect to its foreign stock and securities in order for “creditable” taxes to flow-through. Each shareholder should consult his own tax advisor regarding the potential application of foreign tax credits.

Backup Withholding

[1]	With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their “net investment income.” The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

The Fund may be required to withhold Federal income tax from all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will increase to 31% (unless Congress enacts legislation otherwise). Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s Federal income tax liability, provided the required information is furnished to the IRS. To avoid such withholding, foreign shareholders (as defined below) that beneficially own Shares generally must provide a properly completed IRS Form W-8BEN or other applicable forms or documentation certifying their non-U.S. status.

Foreign Shareholders

U.S. taxation of a shareholder who with respect to the United States is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“foreign shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. Such a foreign shareholder would generally be exempt from Federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares of the Fund.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a non-corporate foreign shareholder, the Fund may be required to withhold Federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption. See “Backup Withholding.”

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Other Taxation

Shareholders may be subject to state, local and foreign taxes on their Fund distributions.

The foregoing is a brief summary of certain material income tax matters which are pertinent to prospective investors. The summary is not, and is not intended to be, a complete analysis of all provisions of the Federal income tax law which may have an effect on such investments. This analysis is not intended as a substitute for careful tax planning. Accordingly, prospective investors are urged to consult their own respective tax advisors with respect to their own respective tax situations and the effects of this investment thereon.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an “ERISA Plan” and “ERISA,” respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, “Benefit Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see “Tax Aspects—Certain Issues Pertaining to Specific Exempt Organizations”) and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be “plan assets” of the ERISA Plans investing in the Fund for purposes of ERISA’s (or the Code’s) fiduciary responsibility and prohibited transaction rules. Thus, the Investment Manager will not be a fiduciary within the meaning of ERISA by reason of their authority with respect to the Fund.

A Benefit Plan which proposes to invest in the Fund will be required to represent that it, and any fiduciaries responsible for such Plan’s investments, are aware of and understand the Fund’s investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the

Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

Certain prospective Benefit Plan Members may currently maintain relationships with the Investment Manager or its affiliates. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA and Benefit Plan Members should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan Members will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Confidential Memorandum is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan Members should consult their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

BROKERAGE

Each Advisor is directly responsible for placing orders for the execution of portfolio transactions for the Advisor Fund or Advisor Account that it manages and for the allocation of brokerage. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

In selecting brokers and dealers to execute transactions on behalf of an Advisor Fund or Advisor Account, each Advisor will generally seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm’s risk in positioning a block of securities. Although it is expected that each Advisor generally will seek reasonably competitive commission rates, an Advisor will not necessarily pay the lowest commission available on each transaction. The Advisors will typically have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokerage practices adopted by Advisors with respect to Advisor Funds may vary and will be governed by each Advisor Fund’s organizational documents.

Consistent with the principle of seeking best price and execution, an Advisor may place orders for an Advisor Fund or Advisor Account with brokers that provide the Advisor and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Advisors are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Advisors or their affiliates in providing services to clients other than the Advisor Funds and the Advisor Accounts they manage. In addition, not all of the supplemental information is necessarily used by an Advisor in connection with the Advisor Fund or Advisor Account it manages. Conversely, the information provided to an Advisor by brokers and dealers through which other clients of the Advisor or its affiliates effect securities transactions may be useful to the Advisor in providing services to the Advisor Fund or an Advisor Account.

It is anticipated that Advisors (including each Advisor retained to manage an Advisor Account) will generally follow brokerage placement practices similar to those described above. The brokerage placement practices described above will also be followed by the Investment Manager to the extent it places transactions for the Fund. However, certain Advisors (other than those managing Advisor Accounts) may have policies that permit the use of brokerage commissions of an Advisor Fund to obtain products or services that are not research related and that may benefit the Advisor.

VALUATION OF ASSETS

The Fund will compute its net asset value as of the last day of each month generally by the 15th day of the following month. In determining its net asset value, the Fund will value its investments as of such month-end. The net asset value of the Fund will equal the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses. The Board has approved procedures pursuant to which the Fund will value its investments in Advisor Funds at fair value. In accordance with these procedures, fair value as of each month-end ordinarily will be the value determined as of such month-end for each Advisor Fund in accordance with the Advisor Fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in an Advisor Fund will represent the amount that the Fund could reasonably expect to receive from an Advisor Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes is reliable. In the event that an Advisor Fund does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Advisor Fund based on the most recent value reported by the Advisor Fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Fund’s valuation date.

Prior to investing in any Advisor Fund, the Investment Manager will conduct a due diligence review of the valuation methodology utilized by the Advisor Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Investment Manager reasonably believes to be consistent with those used by the Fund for valuing its own investments. Although the procedures approved by the Board provide that the

Investment Manager will review the valuations provided by the Advisors to the Advisor Funds, neither the Investment Manager nor the Board will be able to confirm independently the accuracy of valuations provided by such Advisors (which are unaudited).

The Fund’s valuation procedures require the Investment Manager to consider all relevant information available at the time the Fund values its portfolio. The Investment Manager and/or the Board will consider such information, and may conclude in certain circumstances that the information provided by the Advisor of an Advisor Fund does not represent the fair value of the Fund’s investment in the Advisor Fund. Although redemptions of interests in Advisor Funds are generally subject to advance notice requirements, Advisor Funds typically will make available net asset value information to holders which will represent the price at which, even in the absence of redemption activity, the Advisor Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Advisor Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Advisor Fund, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. In accordance with generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular Advisor Fund. In other cases, as when an Advisor Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Advisor Fund interests, the Fund may determine that it is appropriate to apply a discount to the net asset value of the Advisor Fund. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by the Advisors of the Advisor Funds, upon which the Fund calculates its month-end net asset value, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Advisor Funds are audited by those Funds’ independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amount of the repurchase proceeds of the Fund received by shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds. As a result, to the extent that such subsequently adjusted valuations from the Advisors or revisions to net asset value of an Advisor Fund adversely affect the Fund’s net asset value, the outstanding Shares will be adversely affected by prior repurchases to the benefit of shareholders who had their Shares repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares. New shareholders may be affected in a similar way.

The procedures approved by the Board provide that, when deemed appropriate by the Investment Manager and consistent with the 1940 Act, investments in the Advisor Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund’s investment will be revalued in a manner that the Investment Manager, in accordance with procedures approved by the Board, determines in good faith best reflects approximate market value. The Board will be responsible for ensuring that the valuation policies utilized by the Investment Manager are fair to the Fund and consistent with applicable regulatory guidelines.

If the Fund holds any securities other than interests in Advisor Funds, the Fund will generally value the portfolio securities of any Advisor Accounts and the portfolio securities held by the Fund as follows:

(1)	U.S. exchange-listed and NASDAQ-traded equity securities (other than options) will be valued at their closing composite sale prices as reported on the exchange on which those securities are primarily traded. If no sales of those securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by those exchanges. Securities traded on a non-U.S. securities exchange will be valued at their closing sale prices on the exchange on which the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Listed options will be valued at their bid prices (or ask prices in the case of listed options held short) as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Board. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Investment Manager and/or the Board will reevaluate its fair value methodology to determine, what, if any, adjustments should be made to the methodology.

(2)

Debt securities (other than convertible debt securities) will be valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Board will regularly monitor the methodology and procedures used in connection with valuations provided by the pricing service. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost, so long as this method of valuation is determined by the Board to represent fair value.

(3)	If, in the view of the Investment Manager, the bid price of a listed option or debt security (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, the Investment Manager may request a valuation committee, comprised among others of at least one director, to instead adopt procedures to be used by the Investment Manager, if so delegated by the Board and in accordance with procedures adopted by the Board, to value the security at fair value, subject to the oversight of the valuation committee.

(4)	All assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars using non-U.S. exchange rates provided by a pricing service. Trading in non-U.S. securities generally is completed, and the values of non-U.S. securities are determined, prior to the close of securities markets in the United States. Non-U.S. exchange rates are also determined prior to such close. On occasion, the values of non-U.S. securities and exchange rates may be affected by significant events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When an event materially affects the values of securities held by the Fund or its liabilities, the securities and liabilities will be valued at fair value as determined in good faith by, or under the supervision of, the Board.

The Investment Manager or its affiliates act as investment adviser to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Investment Manager or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Management Fee, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net assets if the judgments of the Board, the Investment Manager, or Advisors should prove incorrect. Also, Advisors will only provide determinations of the net asset value of Advisor Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Fund more frequently.

INDEPENDENT AUDITORS AND LEGAL COUNSEL

Ernst & Young LLP serves as the independent auditors of the Fund. Its principal business address is 5 Times Square, New York, New York 10036.

Mayer, Brown, Rowe & Maw LLP, 1675 Broadway, New York, New York 10019, acts as Fund Counsel and [ ● ] acts as Independent Trustee Counsel.

CUSTODIAN

[                    ] (the “Custodian”) serves as the custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board. Assets of the Fund are not held by the Investment Manager or commingled with the assets of other accounts except to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 800 Nicollet Mall, Minneapolis, MN 55402.

SUMMARY OF DECLARATION OF TRUST

The following is a summary description of additional items and of select provisions of the Declaration of Trust that are not described elsewhere in this Confidential Memorandum. The description of such items and provisions is not definitive and reference should be made to the complete text of the Declaration of Trust filed as an exhibit to the Fund’s Registration Statement.

Liability of Shareholders; Duty of Care

All persons extending credit to, doing business with, contracting with or having or asserting any claim against the Fund or the Trustees shall look only to the assets of the Fund for payment under any such credit, transaction, contract or claim; and neither the shareholders nor the Trustees, nor any of their agents, whether past, present or future, shall be personally liable for such credit, transaction, contract or claim, Notice of such disclaimer and agreement thereto shall be given in each agreement, obligation or instrument entered into or executed by Fund or the Trustees.

Under the Declaration of Trust, there is expressly disclaimed shareholder and Trustee liability for the acts and obligations of the Fund. Nothing in the Declaration of Trust shall, however, protect a Trustee or officer against any liability to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or of such officer in connection with the Trust.

Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liability as a “partner” under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a “partner” of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

Term, Dissolution and Liquidation

The liquidation of the Fund may be authorized at any time by vote of a majority of the Trustees or instrument executed by a majority of their number then in office, provided the Trustees find that it is in the best interest of the shareholders of the Fund or as otherwise provided in the Declaration of Trust.

Upon the occurrence of any event of dissolution, the Board or the Investment Manager, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint the Investment Manager to act as liquidator or the Investment Manager is unable to perform this function), is charged with winding up the affairs of the Fund and liquidating its assets.

Upon the dissolution of the Fund, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to shareholders, including actual or anticipated liquidation expenses, and (2) then to satisfy debts, liabilities and obligations owing to the shareholders. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the best interests of the shareholders in facilitating an orderly liquidation.

Voting

Each Share represents an interest in the Fund proportionately equal to the interest of each other Share. Each Share has one vote at shareholder meetings, with fractional Shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights. The Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

Each Member has the right to cast a number of votes equal to the number of Shares owned at a meeting of shareholders called by the Board or by shareholders holding not less than one-third of the total number of votes eligible to be cast. Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a business trust would normally be entitled to vote, including the election of Trustees, approval of the Fund’s investment advisory agreement, and approval of the Fund’s auditors, and on certain other matters, to the extent that the 1940 Act requires a vote of shareholders on any such matters. Except for the exercise of their voting privileges, shareholders in their capacity as such are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

REPORTS TO SHAREHOLDERS

The Fund will furnish to shareholders as soon as practicable after the end of each taxable year such information as is necessary for shareholders to complete Federal and state income tax or information returns, along with any other tax information required by law. The Fund will send to shareholders a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Investment Manager regarding the Fund’s operations during each fiscal quarter also will be sent to shareholders.

FISCAL YEAR

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on December 31. The first fiscal year of the Fund commenced on the date of the initial closing and ended on [●, 2004]. For tax purposes, the Fund adopted the 12-month period ending December 31 of each year as its taxable year.

FUND ADVERTISING AND SALES MATERIAL

Advertisements and sales literature relating to the Fund and reports to shareholders may include quotations of investment performance. In these materials, the Fund’s performance will normally be portrayed as the net return to an investor in the Fund during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods may also be used to portray the Fund’s investment performance.

The Fund’s investment performance will vary from time to time, and past results are not necessarily representative of future results.

Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund’s investment performance to the performance of recognized market indices and indices, including but not limited to the HFRI Funds of Funds Index. Comparisons may also be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in the Fund.

FINANCIAL STATEMENTS

The following comprise the financial statements of the Fund:

•	Independent Auditors’ Report

•	Statement of Assets and Liabilities

•	Schedule of Investments

•	Statement of Operations

•	Statement of Changes in Net Assets

•	Statement of Cash Flows

•	Financial Highlights

•	Notes to Financial Statements

PART C

COAST CORE STRATEGIES FUND

OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(1) Financial Statements:

Registrant’s audited initial seed money Balance Sheet and Report of Independent Auditors to be filed by amendment.

(2) Exhibits:

(a) Declaration of Trust dated as of June 29, 2004 - Filed herewith.

(b) By-Laws: Filed herewith

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

(f) Not applicable.

(g) Investment Advisory Agreement – to be filed by amendment..

(h) Form of Placement Agency Agreement - to be filed by amendment.

(i) Not applicable.

(j) Custody Agreement - to be filed by amendment.

(k)    (i) Escrow Agreement with [                    ] – to be filed by amendment.

(ii) Form of Administration Agreement between the Registrant and [                    ] – to be filed by amendment.

(iii) Fund and Investor Accounting Services Agreement between [                    ] and selected broker-dealers or financial advisers.— to be filed by amendment.

(l) Opinion and Consent of [                    ] – to be filed by amendment.

(m) Not applicable.

(n) Opinion and Consent of Independent Accountants - to be filed by amendment.

(o) Not applicable.

(p) Investment Letter from Coast Asset Management, LP to Registrant: - to be filed by amendment.

(q) Not applicable.

(r) Code of Ethics of [                        ] dated as [                        ] pursuant to Rule 17j-1 under the Investment Company Act of 1940: – to be filed by amendment.

Item 25.	Marketing Arrangements

See Form of Placement Agency Agreement to be filed by amendment.

Item 26.	Other Expenses of Issuance and Distribution

Registration fees	$	[	]
Legal fees		[	]
NASD fees		[	]
Blue Sky fees		[	]
Accounting fees		[	]
Printing		[	]
Miscellaneous		[	]
Total	$	[	]

Item 27.	Persons Controlled by or Under Common Control with the Registrant

None.

Item 28.	Number of Holders of Securities

As of June 30, 2004, the number of record holders of each class of securities of the registrant, is shown below:

(1) Title of Class	(2) Number of Recordholders
Shares of beneficial interest	1

Item 29.	Indemnification

Reference is made to the provisions of Article seven of Registrant’s Amended and Restated Declaration of Trust filed as Exhibit 24 (1) to this Registration Statement, and incorporated herein by reference.

Registrant, in conjunction with the Coast Asset Management, L.P. (the “Adviser”) and Registrant’s managers, maintains insurance on behalf of any person who is or was an, officer, employee, or agent of Registrant, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. However, in no event will Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which Registrant itself is not permitted to indemnify.

Item 30.	Business and Other Connections of the Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director, executive officer, managing member or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is set forth in Registrant’s Confidential Memorandum in the section entitled “Board of Trustees; Officers.” Information as to the directors and officers of the Adviser is included in its Form ADV as filed with the Commission (File No. 801-57758), and is incorporated herein by reference.

Item 31.	Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Coast Asset Management, LP at its offices at 2450 Colorado Avenue, Suite 100, East Tower, Santa Monica, California 90404.

Item 32.	Management Services

Not applicable

Item 33.	Undertakings

Not applicable

APPENDIX A

Industry Classifications

Interrogatory no. 1. Basic Materials

1)	Chemicals

2)	Forest Products & Paper

3)	Iron/Steel

4)	Mining

B) Communications

5)	Advertising

6)	Internet

7)	Media

8)	Telecommunications

C) Consumer, (Cyclical)

9)	Airlines

10)	Apparel

11)	Auto Manufacturers

12)	Auto Parts & Equipment

13)	Distribution/Wholesale

14)	Entertainment

15)	Food Service

16)	Home Builders

17)	Home Furnishings

18)	Housewares

19)	Leisure Time

20)	Lodging

21)	Office furnishings

22)	Retail

23)	Storage/Warehousing

24)	Textiles

25)	Toys/Games/Hobbies

D) Consumer, (Non-Cyclical)

26)	Agriculture

27)	Beverages

28)	Biotechnology

29)	Commercial Services

30)	Cosmetics/Personal Carte

31)	Food

32)	Healthcare-Products

33)	Healthcare-Services

34)	Household Products/Wares

35)	Pharmaceuticals

E) Diversified

36)	Holding Companies-Divers

F) Energy

37)	Coal

38)	Energy-alternate Sources

39)	Oil & Gas

40)	Oil & Gas Services

41)	Pipelines

G) Financial

42)	Banks

43)	Closed-end Funds

44)	Country Funds-Closed-end

45)	Diversified Financial Service

46)	Insurance

47)	Investment Companies

48)	REITS

49)	Real Estate

50)	Savings 7 Loans

51)	Venture Capital

H) Industrial

52)	Aerospace/Defense

53)	Building Materials

54)	Electrical Company & Equipment

55)	Electronics

56)	Engineering & construction

57)	Environmental Control

58)	Hand/<Machine Tools

59)	Machinery – Construction & mining

60)	Machinery – Diversified

61)	Metal Fabricates/Hardware

62)	Miscellaneous Manufacture

63)	Packaging & Containers

64)	Shipbuilding

65)	Transportation

66)	Trucking & Leasing

I) Technology

67)	Computers

68)	Office/Business Equipment

69)	Semiconductors

70)	Software

J) Utilities

71)	Electric

72)	Gas

73)	Water

A-1

Coast Core Strategies Fund

2450 Colorado Avenue, Suite 100

East Tower

Santa Monica, California 90404

(310) 576-3500

Investment Manager

Coast Asset Management L.P.

2450 Colorado Avenue, Suite 100

East Tower

Santa Monica, California 90404

(310) 576-3500

Placement Agent

Coast Asset Securities, LLC

2450 Colorado Avenue, Suite 100

East Tower

Santa Monica, California 90404

(310) 576-3500

Custodian Bank

[                    ]

[                    ]

[                    ]

[(        )                ]

Independent Auditors

Ernst & Young LLP

5 Times Square

New York, New York 10036

[(        )                ]

Fund Counsel

Mayer, Brown, Rowe & Maw LLP

1675 Broadway

New York, NY 10019

(212) 506-2500